[FOR EXECUTION]


                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of March 1, 2003, between Column Financial, Inc., a Delaware corporation ("Column"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), and Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation ("CSFB Mortgage Securities"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").


                                    RECITALS

            Column desires to sell, assign, transfer, set over and otherwise convey to CSFB Mortgage Securities, without recourse, and CSFB Mortgage Securities desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

            CSFB Mortgage Securities intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by the Certificates (as defined below). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of March 1, 2003 (the "Pooling and Servicing Agreement"), among CSFB Mortgage Securities, as depositor (in such capacity, the "Depositor"), Midland Loan Services, Inc., as general master servicer (in such capacity, the "General Master Servicer") and as general special servicer (in such capacity, the "General Special Servicer"), NCB, FSB, as co-op master servicer, National Consumer Cooperative Bank, as co-op special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, together with any successor as trustee, the "Trustee"), relating to the issuance of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2003-CPN1 (the "Certificates"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that CSFB Mortgage Securities will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

            CSFB Mortgage Securities intends to sell certain classes of the Certificates (collectively, the "Publicly Offered Certificates") to Credit Suisse First Boston LLC ("CSFB LLC") and the other underwriters that are parties to the Underwriting Agreement (as defined below) (collectively in such capacity, the "Underwriters"), pursuant to an underwriting agreement dated as of February 27, 2003 (the "Underwriting Agreement"), between CSFB Mortgage Securities, CSFB LLC, PNC Capital Markets, Inc., Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc. CSFB Mortgage Securities intends to sell certain classes of the remaining Certificates (the "Privately Offered Certificates") to CSFB LLC, pursuant to a certificate purchase agreement dated as of February 27, 2003 (the "Certificate Purchase Agreement"), between CSFB Mortgage Securities and CSFB LLC. The Publicly Offered Certificates are more fully described in a prospectus dated December 2, 2002 (the "Base Prospectus"), and the supplement to the Base Prospectus dated February 27, 2003 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Privately Offered Certificates are more fully described in a confidential offering circular dated February 27, 2003 (the "Confidential Offering Circular"), as it may be amended or supplemented at any time hereafter.

            Column will indemnify CSFB Mortgage Securities, CSFB LLC, the other Underwriters and certain related parties with respect to the disclosure regarding the Mortgage Loans contained in the Prospectus, the Confidential Offering Circular and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement dated February 27, 2003 (the "Indemnification Agreement"), among Column, CSFB Mortgage Securities, CSFB LLC, both as an Underwriter and as initial purchaser of the Privately Offered Certificates, and the other Underwriters.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, and the Purchaser agrees to purchase from the Seller, subject to the Seller's transfer of the related servicing rights as provided in the Servicing Rights Purchase Agreement dated as of March 13, 2003 (the "Servicing Rights Purchase Agreement") between the Seller and Midland Loan Services, Inc. and subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on March 13, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on the respective Due Dates for the Mortgage Loans in March 2003 (individually and collectively, the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before the Cut-off Date, whether or not received, as set forth in the Mortgage Loan Schedule attached hereto as Exhibit A. The purchase price for the Mortgage Loans shall be $627,920,375.03, which includes accrued interest on the Mortgage Loans at their respective Net Mortgage Rates from and including the Cut-off Date to but not including the Closing Date, and the Purchaser shall pay such purchase price to the Seller on the Closing Date by wire transfer in immediately available funds to an account designated by the Seller or by such other method as shall be mutually acceptable to the parties hereto.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Seller's obligations set forth herein, the Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, subject to the Seller's transfer of the related servicing rights as provided in the Servicing Rights Purchase Agreement, without recourse, all of the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than scheduled payments of interest and principal due on or before the Cut-off Date), together with all of the right, title and interest of the Seller in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

            (c) On or before the Closing Date, the Seller shall, at its expense, subject to Section 18, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee the Mortgage File and any Additional Collateral (other than reserve funds and escrow payments) with respect to each Mortgage Loan; provided, however, that in connection with the delivery of the Mortgage File, the original of each Letter of Credit (and any related amendment or assignment), if any, shall be delivered to the General Master Servicer and a copy thereof shall be delivered to the Trustee or its designated Custodian. In addition, with respect to each Mortgage Loan as to which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee (whether by actual assignment or by amendment of the Letter of Credit) the Seller's rights as the beneficiary thereof and drawing party thereunder. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in the second preceding sentence (subject to the proviso to that sentence), and the designated beneficiary under each Letter of Credit referred to in the preceding sentence, shall be the Trustee.

            If the Seller cannot deliver on the Closing Date any original or certified recorded or filed document or original policy of title insurance which is to be delivered as part of the related Mortgage File for any Mortgage Loan solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded or filed document has not been returned by the appropriate recording or filing office or such original policy of title insurance has not yet been issued, then the Seller shall deliver such documents to the Purchaser or its designee, promptly upon the Seller's receipt thereof.

            In addition, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, within three (3) Business Days after the Closing Date, the following items (except to the extent that any of the following items are to be retained by a subservicer that will continue to act on behalf of the Purchaser or its designee): (i) originals or copies of all financial statements, appraisals, environmental/ engineering reports, leases, rent rolls, third-party underwriting reports, insurance policies, legal opinions, tenant estoppels and any other documents that the Purchaser or its servicing agent reasonably deems necessary to service the subject Mortgage Loan in the possession or under the control of the Seller that relate to the Mortgage Loans, copies of all documents required to be delivered by the Seller to the Purchaser or its designee as a part of a Mortgage File and, to the extent they are not required to be a part of a Mortgage File for any Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans (provided that the Seller shall not be required to deliver any attorney-client privileged communication or any other documents or materials prepared by the Seller or its Affiliates solely for internal credit analysis and/or other internal uses); and (ii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the General Master Servicer.

            Notwithstanding the foregoing, if the Seller is unable to deliver any Letter of Credit constituting Additional Collateral for any Mortgage Loan, then the Seller may, in lieu thereof, deliver on behalf of the related Borrower, to be used for the same purposes as such missing Letter of Credit either: (i) a substitute letter of credit substantially comparable to, but in all cases in the same amount and with the same draw conditions and renewal rights as, that Letter of Credit and issued by an obligor that meets any criteria in the related Mortgage Loan Documents applicable to the issuer of that Letter of Credit; or
(ii) a cash reserve in an amount equal to the amount of that Letter of Credit. For purposes of the delivery requirements of this Section 2(c), any such substitute letter of credit shall be deemed to be Additional Collateral of the type covered by the first paragraph of this Section 2(c) and any such cash reserve shall be deemed to be reserve funds of the type covered by the third paragraph of this Section 2(c).

            In connection with the foregoing paragraphs of this Section 2(c), the Seller shall receive copies, or otherwise be the beneficiary, of all certifications relating to the Mortgage Loans made and/or delivered by the Trustee pursuant to Section 2.02(a) and Section 2.02(b) of the Pooling and Servicing Agreement.

            (d) The Seller shall be responsible for all reasonable fees and out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that subject to the next paragraph, the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer. If the Seller receives written notice that any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be; provided that the cost of such preparation shall be borne by the Purchaser if the loss or return is caused by the Purchaser's negligence. The Seller shall provide the Purchaser or its designee with a power of attorney to enable it or them to record any loan documents that the Purchaser has been unable to record. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipients of the power of attorney referred to in the preceding sentence shall be the Trustee.

            Notwithstanding the immediately preceding paragraph, the Seller may, at its sole cost and expense, engage a third party contractor to prepare or complete in proper form for filing and recording any and all of the assignments and other instruments described in the immediately preceding paragraph, including assignments of UCC Financing Statements, with respect to the Mortgage Loans, to submit such assignments and instruments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver such assignments and instruments to the Trustee or its designee as such assignments and other instruments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing and recording indicated thereon. However, in the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligation of the Seller pursuant to this Agreement remain binding on the Seller.

            (e) Upon the sale of Certificates representing at least 10% of the total principal balance of all the Certificates to unaffiliated third parties, the Seller shall, under GAAP, report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the total principal balance of all the Certificates to unaffiliated third parties, the Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan).

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review. The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4 (subject, however, to Section 5(e)).

            SECTION 4. Representations, Warranties and Covenants of the Seller and the Purchaser.

            (a) The Seller hereby makes, as of the date hereof, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, to and for the benefit of the Seller, each of the representations and warranties set forth in Exhibit B-2.

            (b) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, with respect to each Mortgage Loan, each of the representations and warranties set forth in Exhibit C, subject, however, to the exceptions set forth in Schedule C-1 hereto and Section 18.

            (c) The Seller hereby represents and warrants, as of the date hereof, to and for the benefit of CSFB Mortgage Securities only, that the Seller has not dealt with any broker, investment banker, agent or other person (other than the CSFB Mortgage Securities, CSFB LLC and the other Underwriters) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

            (d) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Purchaser, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Defective Mortgage Loan (as defined in Section 5(a) hereof), pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C (with references in such exhibits to "Closing Date" being deemed to be references to the "date of substitution", references in such exhibits to "Cut-off Date" being deemed to be references to the "most recent Due Date for the subject Replacement Mortgage Loan on or before the date of substitution" and references in such exhibits to "March 2003" and "February 2003 " being deemed to be references to the "month of substitution" and the "month preceding the month of substitution", respectively). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

            (e) It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans remain outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

            SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

            (a) The Trustee or its designee shall provide the Seller with written notice of any Material Breach or Material Document Defect with respect to any Mortgage Loan. Within 90 days (or in the case of a Material Document Defect that consists of the failure to deliver a Specially Designated Mortgage Loan Document with respect to any Mortgage Loan, 15 days) after the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or Material Document Defect with respect to any Mortgage Loan (such 90-day (or, if applicable, 15-day) period, the "Initial Resolution Period"), the Seller shall, subject to Section 5(b), Section 5(c) and Section 5(d) below, (i) correct or cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase the Mortgage Loan affected by such Material Breach or Material Document Defect, as the case may be (such Mortgage Loan, a "Defective Mortgage Loan"), at the applicable Purchase Price, with payment to be made in accordance with the reasonable directions of the General Master Servicer; provided that if the Seller shall have delivered to the Trustee a certification executed on behalf of the Seller by an officer thereof stating (i) that such Material Breach or Material Document Defect, as the case may be, does not relate to whether the Defective Mortgage Loan is or, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period,
(iv) what actions the Seller is pursuing in connection with the cure thereof, and (v) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)) and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, then the Seller may, at its option, subject to the terms, conditions and limitations set forth in the Pooling and Servicing Agreement, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Trustee.

            "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, 90 days;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is and remains a Performing Mortgage Loan throughout the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (A) the 90th day following the end of such Initial Resolution Period and (B) the 45th day following the Seller's receipt of written notice from the Trustee, the General Master Servicer or the General Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Performing Mortgage Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following the earlier of
      (A) the end of such Initial Resolution Period and (B) the Seller's receipt of written notice from the Trustee, the General Master Servicer or the General Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Mortgage Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days, provided that, if the Seller did not receive written notice from the Trustee, the General Master Servicer or the General Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event will be deemed to have occurred during such Initial Resolution Period and clause (iii) of this definition will be deemed to apply;

provided that, except as otherwise set forth in the following two provisos, there shall be no Resolution Extension Period in respect of a Material Document Defect involving a Specially Designated Mortgage Loan Document for any Mortgage Loan; and provided, further, that if a Material Document Defect exists with respect to any Mortgage Loan, if such Mortgage Loan is then subject to the Pooling and Servicing Agreement, and if the Seller escrows with the General Master Servicer, prior to the end of the Initial Resolution Period and any Resolution Extension Period otherwise applicable to the remediation of such Material Document Defect without regard to this proviso, cash in the amount of the then Purchase Price for such Mortgage Loan and subsequently delivers to the General Master Servicer, on a monthly basis, such additional cash as may be necessary to maintain a total escrow equal to the Purchase Price for such Mortgage Loan as such Purchase Price may increase over time (the total amount of cash delivered to the General Master Servicer with respect to any Mortgage Loan as contemplated by this proviso or the immediately following proviso, the "Purchase Price Security Deposit"), then the Resolution Extension Period applicable to the remediation of such Material Document Defect shall be extended until the earliest of (i) the second anniversary of the Closing Date, (ii) the date on which such Mortgage Loan is no longer outstanding and part of the Trust Fund, and (iii) if such Mortgage Loan becomes a Specially Serviced Mortgage Loan under the Pooling and Servicing Agreement, and if the General Special Servicer determines in its reasonable judgment that such Material Document Defect will materially interfere with or delay the realization against the related Mortgaged Property or materially increase the cost thereof, the end of the 30th day following the Seller's receipt of written notice from the General Special Servicer of the occurrence of the related Servicing Transfer Event and of such determination; and provided, further, that if the Material Document Defect referred to in the preceding proviso consists of a failure to deliver a Specially Designated Mortgage Loan Document with respect to any Mortgage Loan, and if the Seller delivers to the General Master Servicer a Purchase Price Security Deposit equal to 25% of the outstanding principal balance of the subject Mortgage Loan, then the Resolution Extension Period applicable to the remediation of such Material Document Defect shall be extended to, and include, the 15th day following the end of the applicable Initial Resolution Period.

            The General Master Servicer shall establish, and maintain any Purchase Price Security Deposit delivered to it with respect to any Mortgage Loan in, one or more accounts (individually and collectively, the "Purchase Price Security Deposit Account") and shall be entitled to make withdrawals from such account(s) for the following purposes: (i) to cover any costs and expenses resulting from the applicable Material Document Defect; (ii) upon any discounted payoff or other liquidation of such Mortgage Loan, to cover any Realized Loss related thereto; and (iii) if the Seller so directs, or if the balance on deposit in the Purchase Price Security Deposit Account declines, and for 45 days remains, below the Purchase Price for such Mortgage Loan (except where a Purchase Price Security Deposit equal to 25% of the outstanding principal balance of the subject Mortgage Loan is permitted to be delivered in order to obtain a 15-day Resolution Extension Period with respect to the failure to deliver a Specially Designated Mortgage Loan Document), or if such Material Document Defect is not remedied on or before the second anniversary of the Closing Date, or if such Mortgage Loan becomes a Specially Serviced Mortgage Loan under the Pooling and Servicing Agreement and the General Special Servicer determines in its reasonable judgment that such Material Document Defect will materially interfere with or delay the realization against the related Mortgaged Property or materially increase the costs thereof and the Seller has received 30 days' prior written notice from the General Special Servicer of the occurrence of the related Servicing Transfer Event and of such determination, to apply the Purchase Price Security Deposit to a full or partial, as applicable, payment of the Purchase Price for such Mortgage Loan (with the Seller to pay any remaining balance of such Purchase Price). The Seller may obtain a release of the Purchase Price Security Deposit for any Mortgage Loan (net of any amounts payable therefrom as contemplated by the prior sentence) upon such Mortgage Loan's being paid in full or otherwise satisfied, liquidated or removed from the Trust Fund or upon the subject Material Document Defect's being remedied in all material respects. The Seller may direct the General Master Servicer to invest or cause the investment of the funds deposited in any Purchase Price Security Deposit Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The General Master Servicer shall act upon the written instructions of the Seller with respect to the investment of funds in any Purchase Price Security Deposit Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the General Master Servicer shall have no obligation to invest or direct the investment of funds in such Purchase Price Security Deposit Account. All income and gain realized from the investment of funds deposited in any Purchase Price Security Deposit Account shall be for the benefit of the Seller and shall be withdrawn by the General Master Servicer and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred and any deposits required to be made by the Seller as contemplated by the second proviso to the prior paragraph), and the Seller shall remit to the General Master Servicer from the Seller's own funds for deposit into such Purchase Price Security Deposit Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the General Master Servicer; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Purchase Price Security Deposit Account. Neither the Trustee nor the General Master Servicer shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in any Purchase Price Security Deposit Account in Permitted Investments or any losses resulting therefrom.

            If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased or replaced by the Seller as contemplated by this Section 5(a), then, prior to the subject repurchase or substitution, the General Master Servicer shall use reasonable efforts, subject to the terms of such Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased or replaced, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto, provided that no such termination shall be effected unless and until (i) the Controlling Class Representative has consented in writing (which consent may be given or withheld in its sole discretion) and (ii) the Trustee and the General Master Servicer shall have received from the Seller (A) an Opinion of Counsel from independent counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to the Upper-Tier REMIC or the Lower-Tier REMIC or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates; and provided, further, that the Seller may, at its option, repurchase or replace the entire subject Cross-Collateralized Group pursuant to the first paragraph of this Section 5(a) in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Trustee and the General Master Servicer pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased or replaced.

            If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased or replaced by the Seller as contemplated by the immediately preceding paragraph, the Seller must satisfy both the requirements set forth in the immediately preceding paragraph and the Crossed Mortgage Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement).

            If the cross-collateralization of any Cross-Collateralized Group of Mortgage Loans cannot be terminated as contemplated by the second preceding paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the first proviso to the first sentence of the second preceding paragraph), or if the proposed repurchase or replacement of less than all of the Mortgage Loans included within such Cross-Collateralized Group does not satisfy the applicable Crossed Mortgage Loan Repurchase Criteria as contemplated by the immediately preceding paragraph, then, for purposes of (i) determining whether the subject Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and
(ii) the application of remedies (including, without limitation, repurchase and replacement as contemplated by this Section 5(a)), such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            Whenever one or more mortgage loans are substituted by the Seller for a Defective Mortgage Loan as contemplated by this Section 5(a), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Trustee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Trustee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5(a) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and received by the General Master Servicer or the General Special Servicer on behalf of the Trust on or prior to the related date of repurchase or replacement, shall belong to the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan, and received by the General Master Servicer or the General Special Servicer on behalf of the Trust, after the related date of repurchase or replacement, shall belong to the Seller.

            (b) Notwithstanding Section 5(a), if there exists a Breach of any representation or warranty on the part of the Seller with respect to any Mortgage Loan set forth in, or made pursuant to, Section 4(b) or 4(d) of this Agreement that the related Mortgage Loan Documents or any particular related Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then the Seller shall, within 90 days of the Seller's receipt of written direction from the General Master Servicer or the General Special Servicer, pay the amount of any such costs and expenses borne by the Trust that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to repurchase such Mortgage Loan at the applicable Purchase Price as contemplated by Section 5(a), replace such Mortgage Loan and pay the applicable Substitution Shortfall Amount as contemplated by Section 5(a) or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such payment, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to repurchase or otherwise cure such Breach under any circumstances.

            (c) If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the General Master Servicer.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to Section 5(a) that the Trustee shall have executed and delivered such endorsements and instruments of release, transfer and/or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents, to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) If, on or after September 13, 2004, the Seller receives notice of a Material Document Defect with respect to any Mortgage Loan, which Material Document Defect constitutes a Recording Omission, and if such Mortgage Loan is still subject to the Pooling and Servicing Agreement, then the Seller, with the written consent of the Controlling Class Representative, which consent may be granted or withheld in its sole discretion, and written confirmation from each Rating Agency that the following arrangement will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, in lieu of repurchasing or replacing such Mortgage Loan (as and to the extent contemplated by Section 5(a) above), but in no event later than such repurchase would have to have been completed, establish a Recording Omission Credit or a Recording Omission Reserve with the General Master Servicer; provided that if the Seller has already established a Purchase Price Security Deposit with respect to such Mortgage Loan in accordance with Section 5(a), the outstanding balance of such Purchase Price Security Deposit (when, if applicable, combined with an additional amount being tendered by the Seller) is not less than the amount of the required Recording Omission Reserve and the establishment of a Recording Omission Reserve will not result in an Adverse Rating Event with respect to any Class of Rated Certificates, the existing Purchase Price Security Deposit (together with any additional amount being tendered by the Seller, if applicable) shall constitute the establishment of a Recording Omission Reserve with respect to such Mortgage Loan for purposes of this Section 5(d). In furtherance of the preceding sentence, the General Master Servicer shall establish one or more accounts (individually and collectively, the "Special Reserve Account"), each of which shall be an Eligible Account, and the General Master Servicer shall deposit any Recording Omission Reserve into the Special Reserve Account within one Business Day of receipt. The Seller may direct the General Master Servicer to invest or cause the investment of the funds deposited in the Special Reserve Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The General Master Servicer shall act upon the written instructions of the Seller with respect to the investment of funds in the Special Reserve Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the General Master Servicer shall have no obligation to invest or direct the investment of funds in such Special Reserve Account. All income and gain realized from the investment of funds deposited in such Special Reserve Account shall be for the benefit of the Seller and shall be withdrawn by the General Master Servicer and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred), and the Seller shall remit to the General Master Servicer from the Seller's own funds for deposit into such Special Reserve Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the General Master Servicer; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Special Reserve Account. Neither the Trustee nor the General Master Servicer shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in the Special Reserve Account in Permitted Investments or any losses resulting therefrom. A Recording Omission Credit shall (i) entitle the General Master Servicer to draw upon the Recording Omission Credit on behalf of the Trustee upon presentation of only a sight draft or other written demand for payment, (ii) permit multiple draws by the General Master Servicer, and (iii) be issued by such issuer and containing such other terms as the General Master Servicer may reasonably require to make such Recording Omission Credit reasonably equivalent security to a Recording Omission Reserve in the same amount. Once a Recording Omission Reserve or Recording Omission Credit is established with respect to any Mortgage Loan, the General Master Servicer shall, from time to time, withdraw funds from the related Special Reserve Account or draw upon the related Recording Omission Credit, as the case may be, and apply the proceeds thereof to pay the losses or expenses directly incurred by the Trust as a result of a Recording Omission. The Recording Omission Reserve or Recording Omission Credit or any unused balance thereof with respect to any Mortgage Loan will be released to the Seller by the General Master Servicer upon the earlier of the Seller's cure of all Recording Omissions with respect to such Mortgage Loan (provided that the Trust has been reimbursed with respect to all losses and expenses relating to Recording Omissions with respect to such Mortgage Loan) and such Mortgage Loan's no longer being a part of the Trust Fund under the Pooling and Servicing Agreement.

            (e) It is understood and agreed that the obligations of the Seller set forth in this Section 5 to cure a Material Breach or a Material Document Defect, repurchase or replace the related Defective Mortgage Loan(s), cover certain expenses or establish a Purchase Price Security Deposit, a Recording Omission Credit or a Recording Omission Reserve with respect to the related Defective Mortgage Loan(s), constitute the sole remedies against the Seller available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

            (f) If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the affected Mortgage Loan from the Purchaser or its assignee or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with the foregoing provisions of this Section 5, then (provided that (A) the Mortgage Loan is then subject to the Pooling and Servicing Agreement, (B) at least the applicable Initial Resolution Period has expired and (C) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan), the General Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement, while pursuing the repurchase claim, and such action shall not be a defense to the repurchase claim or alter the applicable Purchase Price (it being understood and agreed that the foregoing is not intended to otherwise delay the actions of the General Special Servicer with respect to a Specially Serviced Mortgage Loan).

            If any REO Property in respect of any Mortgage Loan is subject to the Pooling and Servicing Agreement and there is any alleged Material Document Defect or Material Breach with respect to such REO Property or the related Mortgage Loan, then the Seller shall be notified promptly and in writing by the General Special Servicer of any offer that it receives to purchase such REO Property. Upon the receipt of such notice by the Seller, the Seller shall then have the right to repurchase such REO Property from the Trust at a purchase price equal to the amount of such offer. The Seller shall have three (3) Business Days to purchase such REO Property from the date that it was notified of such offer. The General Special Servicer shall be obligated to provide the Seller with any appraisal or other third-party reports relating to such REO Property within its possession to enable the Seller to evaluate such REO Property. Any sale of a Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of any related REO Property, to a Person other than the Seller shall be
(i) without recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) without representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the subject Mortgage Loan or REO Property) shall not prejudice any claim of the Trust against the Seller for repurchase of the subject Mortgage Loan or REO Property. The provisions of this Section 5 regarding remedies against the Seller for a Material Breach or Material Document Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

            If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the subject REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Property or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the amount, if any, by which the applicable Purchase Price exceeds any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller); provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York, or at such other location as agreed upon between the parties hereto, at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) all of the representations and warranties of each of the Seller and the Purchaser made pursuant to Section 4 of this Agreement (subject, in the case of the Seller, to the exceptions set forth in Schedule C-1 hereto) shall be true and correct in all material respects as of the Closing Date;

            (ii) all documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) the Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

            (iv) the result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) all other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

            (vi) the Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

            (vii) the Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1; and

            (viii) neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (i) this Agreement, duly executed by the Purchaser and the Seller;

            (ii) each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

            (iii) an Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity on behalf of the Seller, and dated the Closing Date, and upon which CSFB Mortgage Securities, CSFB LLC, the other Underwriters and the Rating Agencies (collectively, for purposes of this Section 7, the "Interested Parties") may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Seller authorizing the Seller's entering into the transactions contemplated by this Agreement and (B) the organizational documents of the Seller;

            (iv) a certificate of good standing with respect to the Seller issued by the Secretary of State of the State of Delaware not earlier than 30 days prior to the Closing Date, and upon which the Interested Parties may rely;

            (v) a Certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Seller on the Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

            (vi) a written opinion or opinions of counsel for the Seller (which may include an opinion of in-house counsel), dated the Closing Date and addressed to the Interested Parties and the respective parties to the Pooling and Servicing Agreement, which opinion shall be in form reasonably acceptable to the Purchaser and shall cover such corporate and other matters as shall be reasonably required by the Purchaser;

            (vii) one or more comfort letters from Ernst & Young, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to, CSFB Mortgage Securities, CSFB LLC, the other Underwriters and their respective counsel, stating in effect that, using the assumptions and methodology used by CSFB Mortgage Securities, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, to be in agreement with the results of such calculations;

            (viii) such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require;

            (ix) a written certificate or certificates of the Purchaser dated the Closing Date in form acceptable to the Seller confirming the Purchaser's representations and warranties in Section 4 of this Agreement as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions set forth herein, together with copies of the organizational documents and certificate of good standing dated not earlier than 30 days prior to the Closing Date of the Purchaser; and

            (x) such other certificates of the Purchaser's officers, such opinions of the Purchaser's counsel (which may include in-house counsel) and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            SECTION 8. Costs. Whether or not this Agreement is terminated, except to the extent otherwise specifically provided in this Agreement, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated between the parties hereto as provided in any terms letter agreement or other agreement between them which pertains to such transactions.

            SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt by the Purchaser or the Seller, as applicable, and shall be personally delivered, mailed, by registered mail, postage prepaid, delivered by overnight mail or courier service, or transmitted by facsimile and confirmed to the sender and (a) if to the Purchaser, addressed to the Purchaser at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmond Taylor, with a copy to Pamela McCormack, Esq., Compliance Department, Telecopy No: (212) 325-8282, or such other address or telecopy number as may be designated by the Purchaser to the Seller in writing, or (b) if to the Seller, addressed to the Seller at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: President, Telecopy No: (404) 239-0419, or such other address as may be designated by the Seller to the Purchaser in writing.

            SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts (and by each of the parties hereto on different counterparts), each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Seller, without the consent of the Seller.

            SECTION 11. Characterization. The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. The parties hereto further agree that it is not their intention that such conveyance be a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by CSFB Mortgage Securities to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the Purchaser's security interest under applicable law; and (e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection with the foregoing, the Seller authorizes the Purchaser to execute and file such UCC financing statements as the Purchaser may deem necessary or appropriate to accomplish the foregoing.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVE, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, CSFB Mortgage Securities is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Notwithstanding any provision of this Agreement to the contrary, the Trustee shall have no authority or right to assign or transfer its rights and obligations under this Agreement, in whole or in part, to any other Person (other than a successor Trustee), regardless of whether such assignment or transfer is made in connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, or otherwise; provided, however, that the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement with respect to any Specially Designated Defaulted Mortgage Loan (as defined in Pooling and Servicing Agreement) to the Majority Controlling Class Certificateholder (as defined in the Pooling and Servicing Agreement) or its assignee in connection with its or such assignee's purchase of such Mortgage Loan pursuant to Section 3.18(c) of the Pooling and Servicing Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Information. The Seller shall, for the purpose of facilitating the issuance and sale of the Certificates by CSFB Mortgage Securities, provide the Purchaser with such information about the Seller, the Mortgage Loans and the Seller's underwriting and servicing procedures as is (i) customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

            SECTION 18. Cross-Collateralized Mortgage Loans. Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 18 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this
Section 18. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting a part of such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each Mortgage Loan included within such Cross-Collateralized Group.

            SECTION 19. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     COLUMN FINANCIAL, INC.


                                     By:________________________________________
                                        Name:
                                        Title:


                                     CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.


                                     By:________________________________________
                                        Name:
                                        Title:

                       EXHIBIT A - MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-CPN1
                               COMBINED COLLATERAL


-------------------------                                        ----------------------------------------------------------------
 (i)    (viii)  (xviii)                                                                      (ii)
-------------------------                                        ----------------------------------------------------------------
                  "A"
                  LOAN
  #    CROSSED   YES/NO               PROPERTY NAME                             ADDRESS                    CITY
---------------------------------------------------------------------------------------------------------------------------------
  1                      Northgate Mall                          9501 Colerain Avenue                     Cincinnati
  2                      Quaker Headquarters                     555 West Monroe Street                   Chicago
  3                      DALLAS METROPLEX PORTFOLIO

  3A                     Highpoint Oaks                          2701 Highpoint Oaks Drive                Lewisville
  3B                     Metroplex 2                             2304 Tarpley Road                        Carrollton
  3C                     Coppell 2                               1322 Crestside Drive                     Coppell
  4               YES    MICHIGAN EQUITIES C PORTFOLIO
  4A                     2436, 2438, 2440 Woodlake Circle        2436, 2438, 2440 Woodlake Circle         Okemos
  4B                     6465 Millennium Drive                   6465 Millennium Drive                    Lansing
  4C                     4440 Hagadorn Road                      4440 Hagadorn Road                       Okemos
  4D                     2311-2337, 2339 Jolly Road              2311-2337, 2339 Jolly Road               Okemos
  4E                     2803, 2805, 2807, 2809, 2811, 2813      2803, 2805, 2807, 2809, 2811, 2813       Okemos
                         Jolly Road                              Jolly Road
  4F                     825, 839, 915, 927 Centennial Way       825, 839, 915, 927 Centennial Way        Lansing
  4G                     822 Centennial Way                      822 Centennial Way                       Lansing
  4H                     6607 West St. Joseph Highway            6607 West St. Joseph Highway             Lansing
  4I                     6412, 6500, 6512 Centurion Drive        6412, 6500, 6512 Centurion Drive         Lansing
  4J                     2465, 2469 Woodlake Circle              2465, 2469 Woodlake Circle               Okemos
  4K                     2479 Woodlake Circle                    2479 Woodlake Circle                     Okemos
  4L                     906, 912, 924 Centennial Way            906, 912, 924 Centennial Way             Lansing
  4M                     6540 Millennium Drive                   6540 Millennium Drive                    Lansing
  4N                     2342 Woodlake Drive                     2342 Woodlake Drive                      Okemos
  4O                     2455 Woodlake Circle                    2455 Woodlake Circle                     Okemos
  4P                     2395 Jolly Road                         2395 Jolly Road                          Okemos
  6                      Willoughby Commons                      36363 Euclid Avenue                      Willoughby
  9                      East Windsor Village                    70 Princeton-Hightstown Road             East Windsor
  10                     100 Middle Street                       100 Middle Street                        Portland

  12                     Deep Run Mobile Home Park               6551 Old Waterloo Road                   Elkridge

  13                     Harbour Key Apartments                  11033 North Kendall Drive                Miami

  14                     Signature Place Apartments              1049 Powers Ferry Road                   Marietta
  15                     South Street Cerritos Shopping Center   11401-11489 South Street                 Cerritos

  16                     136 East South Temple Office Building   136 East South Temple Street             Salt Lake City

  18                     CBL Center                              2030 Hamilton Place Boulevard            Chattanooga
  19                     Indian Lookout Apartments               1651 South Elm Street                    West Carrollton
  20                     Ashland & Roosevelt Center              1250 South Ashland Avenue, 1600 West     Chicago
                                                                 13th Street & 1651 West Roosevelt Road

  25                     Trinity Place                           1201 Edwards Mill Road                   Raleigh

  27                     Market Square Shopping Center           6260-6380 East State Street              Rockford
  30                     Park Place Shopping Center              1109-1159 East Twain Avenue              Las Vegas

  32                     Churchill Square Shopping Center        303 Southeast 17th Street                Ocala
  33                     Taunton Depot Drive                     41, 65, & 82 Taunton Depot Drive         Taunton
  35                     College Plaza                           3500-3516 College Boulevard              Oceanside
  36              Yes    Talisker Apartments                     3925 Brookhaven Club Drive               Addison
  37                     Silver Spur Town & Country Shopping     811-897 Silver Spur Road                 Rolling Hills Estates
                         Center
---------------------------------------------------------------------------------------------------------------------------------



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
---------------------------------------------------------------------------------------------------------------------------------
 (i)         (ii)                  (xv)                 (xiv)              (xiii)                      (ix)           (iii)
---------------------------------------------------------------------------------------------------------------------------------


                  ZIP             MORTGAGE             MORTGAGE    PROPERTY        PROPERTY             CO-OP LOAN     ORIGINAL
  #     STATE     CODE          ORIGINATOR           LOAN SELLER     TYPE          SUB-TYPE              (YES/NO)       BALANCE
---------------------------------------------------------------------------------------------------------------------------------
  1      OH      45251     Column Financial, Inc.        Column       Retail        Anchored                  No       $82,000,000
  2      IL      60661     Column Financial, Inc.        Column       Office        CBD                       No       $72,000,000
  3                        COLUMN FINANCIAL, INC.        COLUMN                                               NO       $31,200,000

  3A     TX      75067     Column Financial, Inc.        Column       Office        Suburban                  No
  3B     TX      75006     Column Financial, Inc.        Column       Office        Suburban                  No
  3C     TX      75019     Column Financial, Inc.        Column       Office        Suburban                  No
  4                        COLUMN FINANCIAL, INC.        COLUMN                                               NO       $29,670,000
  4A     MI      48864     Column Financial, Inc.        Column       Office        Suburban                  No
  4B     MI      48917     Column Financial, Inc.        Column       Office        Suburban                  No
  4C     MI      48864     Column Financial, Inc.        Column       Industrial    N/A                       No
  4D     MI      48864     Column Financial, Inc.        Column       Retail        Unanchored                No
  4E     MI      48864     Column Financial, Inc.        Column       Retail        Unanchored                No
  4F     MI      48917     Column Financial, Inc.        Column       Office        Suburban                  No
  4G     MI      48917     Column Financial, Inc.        Column       Office        Suburban                  No
  4H     MI      48917     Column Financial, Inc.        Column       Office        Suburban                  No
  4I     MI      48917     Column Financial, Inc.        Column       Office        Suburban                  No
  4J     MI      48864     Column Financial, Inc.        Column       Office        Suburban                  No
  4K     MI      48864     Column Financial, Inc.        Column       Office        Suburban                  No
  4L     MI      48917     Column Financial, Inc.        Column       Office        Suburban                  No
  4M     MI      48917     Column Financial, Inc.        Column       Retail        Unanchored                No
  4N     MI      48864     Column Financial, Inc.        Column       Office        Suburban                  No
  4O     MI      48864     Column Financial, Inc.        Column       Office        Suburban                  No
  4P     MI      48864     Column Financial, Inc.        Column       Office        Suburban                  No
  6      OH      44094     Column Financial, Inc.        Column       Retail        Anchored                  No       $28,100,000
  9      NJ      08520     Column Financial, Inc.        Column       Retail        Anchored                  No       $21,400,000
  10     ME      04101     Column Financial, Inc.        Column       Office        CBD                       No       $21,000,000

  12     MD      21075     Column Financial, Inc.        Column       Multifamily   Manufactured Housing      No       $20,500,000

  13     FL      33176     Union Capital Investments,    Column       Multifamily   Conventional              No       $19,000,000
                           LLC
  14     GA      30067     Column Financial, Inc.        Column       Multifamily   Conventional              No       $18,500,000
  15     CA      90703     Column Financial, Inc.        Column       Retail        Anchored                  No       $18,250,000

  16     UT      84111     Column Financial, Inc.        Column       Office        CBD                       No       $16,000,000
  18     TN      37421     Column Financial, Inc.        Column       Office        Suburban                  No       $15,000,000
  19     OH      45449     Column Financial, Inc.        Column       Multifamily   Conventional              No       $14,060,000
  20     IL      60608     Column Financial, Inc.        Column       Retail        Anchored                  No       $14,000,000

  25     NC      27607     Column Financial, Inc.        Column       Office        Suburban                  No       $12,000,000

  27     IL      61108     Column Financial, Inc.        Column       Retail        Anchored                  No       $11,325,000
  30     NV      89109     Column Financial, Inc.        Column       Retail        Anchored                  No       $9,600,000

  32     FL      34471     Column Financial, Inc.        Column       Retail        Anchored                  No       $8,800,000
  33     MA      02780     Column Financial, Inc.        Column       Retail        Anchored                  No       $8,500,000
  35     CA      92056     Column Financial, Inc.        Column       Retail        Anchored                  No       $8,000,000
  36     TX      75001     Column Financial, Inc.        Column       Multifamily   Conventional              No       $7,720,000
  37     CA      90274     Column Financial, Inc.        Column       Retail        Anchored                  No       $7,500,000
---------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
--------------------------  -------------              ---------------------------------------------------------------------------
 (i)          (iii)            (xii)                                    (vii)                                    (vi)
--------------------------  -------------              ---------------------------------------------------------------------------

                                           INITIAL           ORIG                REM.                 ORIG                REM.
             CUT-OFF           FEE/     INTEREST ONLY       AMORT.              AMORT.               TERM TO            TERM TO
  #          BALANCE        LEASEHOLD       TERM             TERM               TERM                MATURITY            MATURITY
----------------------------------------------------------------------------------------------------------------------------------
  1        $81,648,125          Fee            0               360                 355                 121                  116
  2        $72,000,000          Fee           60          Interest Only       Interest Only             60                  56
  3        $31,030,416                         0               360                 353                 120                  113

  3A                            Fee
  3B                            Fee
  3C                            Fee
  4        $29,632,746                         0               360                 359                 120                  119
  4A                            Fee
  4B                            Fee
  4C                            Fee
  4D                            Fee
  4E                            Fee
  4F                            Fee
  4G                            Fee
  4H                            Fee
  4I                            Fee
  4J                            Fee
  4K                            Fee
  4L                            Fee
  4M                            Fee
  4N                            Fee
  4O                            Fee
  4P                            Fee
  6        $28,013,628          Fee            0               360                 357                 120                  117
  9        $21,330,121          Fee            0               360                 357                 120                  117
  10       $20,879,969          Fee            0               360                 353                 120                  113

  12       $20,500,000          Fee           12               360                 360                 120                  116

  13       $18,923,392          Fee            0               360                 356                 120                  116

  14       $18,414,825          Fee            0               360                 355                 120                  115
  15       $18,180,783          Fee            0               360                 356                 120                  116

  16       $15,925,424          Fee            0               360                 355                  60                  55

  18       $14,898,802          Fee            0               360                 353                 120                  113
  19       $13,991,051          Fee            0               360                 355                 120                  115
  20       $13,982,438       Leasehold         0               360                 359                 120                  119

  25       $11,942,332          Fee            0               360                 355                 120                  115

  27       $11,300,440          Fee            0               360                 358                 120                  118
  30       $9,586,938           Fee            0               360                 359                 120                  119

  32       $8,745,078           Fee            0               360                 352                 120                  112
  33       $8,463,863           Fee            0               360                 356                 120                  116
  35       $7,966,099           Fee            0               360                 355                 120                  115
  36       $7,682,142           Fee            0               360                 355                 120                  115
  37       $7,477,295           Fee            0               360                 357                 120                  117
----------------------------------------------------------------------------------------------------------------------------------

-------------------------                                        --------------------------------------------------------------
 (i)    (viii)   (xviii)                                                                        (ii)
-------------------------                                        --------------------------------------------------------------
                  "A"
                  LOAN
  #    CROSSED   YES/NO               PROPERTY NAME                             ADDRESS                           CITY
-------------------------------------------------------------------------------------------------------------------------------
  38              Yes    Jano Arms Apartments                    430 Kaiolu Street                        Honolulu
  40                     801 and 811 Cromwell Park Drive         801 & 811 Cromwell Park Drive            Glen Burnie
  41                     Silverlake Plaza II                     9330 Broadway                            Pearland

  42                     Midway Square                           5151 South Pulaski Road                  Chicago

  44                     Ross Plaza                              2800-2878 Zinfandel Drive                Rancho Cordova

  48     (A)             Rancho Gowan 24 & 25                    3606 North Rancho Drive                  Las Vegas
  49     (A)             Rancho Gowan 28                         3650 North Rancho Drive                  Las Vegas

  50     (A)             Rancho Gowan 27                         3630 North Rancho Drive                  Las Vegas
  53                     Holt Avenue                             1050 Holt Avenue                         Manchester
  54                     Food 4 Less Center                      105-131 North McKinley Street            Corona
  55              Yes    Western Plaza                           2085 US Highway 17                       Jacksonville
  56                     Highlands Ranch East Medical Office     8671 South Quebec Street                 Highlands Ranch
  60                     N.E. 820 Business Towers                301-305 Northeast Loop 820               Hurst
  62                     Gateway Center                          8120-8200 Georgia Avenue                 Silver Spring
  65              Yes    East Forest Plaza                       5500 - 5590 Forest Drive                 Columbia
  67                     Chapel Terrace & Vanderbilt Apts        1828 Chapel West Pensacola Street        Tallahassee

  68                     Theatre Square                          607 South Sproul Road                    Swarthmore
  70                     Plaza West Shopping Center              5563 Western Boulevard                   Raleigh

  73                     Avon Square Shopping Center             802-806 U.S. Highway 27 South            Avon Park
  80                     Holmesburg Shopping Center              8445 Frankford Avenue                    Philadelphia
  82                     560-564 Pacific Avenue                  560-564 Pacific Avenue                   San Francisco
  84                     Quail Hollow Apartments                 9666 Scyene Road                         Dallas
  93                     MCC Corporate Plaza Office Buildings    311 & 321 North Pecos Road               Henderson

  95                     Coronado Villas                         6115 Escondido Drive                     El Paso
  96                     River Oaks Mobile Home Park             1601 Millers Ferry Road                  Wilmer

  98                     Palomar Airport Business Park           6350 Yarrow Drive                        Carlsbad
-------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
 (i)        (ii)                   (xv)                 (xiv)                 (xiii)                      (ix)         (iii)
-----------------------------------------------------------------------------------------------------------------------------------

                  ZIP            MORTGAGE              MORTGAGE       PROPERTY        PROPERTY        CO-OP LOAN    ORIGINAL
  #    STATE      CODE          ORIGINATOR           LOAN SELLER        TYPE          SUB-TYPE         (YES/NO)      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
  38     HI      96815     Column Financial, Inc.        Column       Multifamily   Conventional           No       $7,350,000
  40     MD      21061     Column Financial, Inc.        Column       Office        Suburban               No       $6,640,000
  41     TX      77584     Column Financial, Inc.        Column       Mixed Use     Retail/Office          No       $6,450,000

  42     IL      60632     Column Financial, Inc.        Column       Retail        Unanchored             No       $6,300,000

  44     CA      95670     Column Financial, Inc.        Column       Retail        Anchored               No       $5,750,000

  48     NV      89130     Column Financial, Inc.        Column       Office        Suburban               No       $1,910,000
  49     NV      89130     Column Financial, Inc.        Column       Office        Suburban               No       $1,730,000

  50     NV      89130     Column Financial, Inc.        Column       Office        Suburban               No       $1,710,000
  53     NH      03109     Column Financial, Inc.        Column       Industrial    N/A                    No       $5,000,000
  54     CA      92879     Column Financial, Inc.        Column       Retail        Anchored               No       $5,000,000
  55     NC      28546     Column Financial, Inc.        Column       Retail        Anchored               No       $4,975,000
  56     CO      80130     Column Financial, Inc.        Column       Office        Suburban               No       $4,968,750
  60     TX      76053     Column Financial, Inc.        Column       Office        Suburban               No       $4,650,000
  62     MD      20910     Suburban Capital Markets,     Column       Retail        Unanchored             No       $4,350,000
                           Inc.
  65     SC      29206     Column Financial, Inc.        Column       Retail        Anchored               No       $4,175,000
  67     FL      32304     Union Capital Investments,    Column       Multifamily   Conventional           No       $4,100,000
                           LLC

  68     PA      19081     Column Financial, Inc.        Column       Office        Suburban               No       $4,050,000
  70     NC      27606     Column Financial, Inc.        Column       Retail        Anchored               No       $3,600,000

  73     FL      33825     Column Financial, Inc.        Column       Retail        Anchored               No       $3,375,000
  80     PA      19136     Column Financial, Inc.        Column       Retail        Unanchored             No       $3,080,000
  82     CA      94133     Column Financial, Inc.        Column       Office        CBD                    No       $3,000,000
  84     TX      75227     Column Financial, Inc.        Column       Multifamily   Conventional           No       $2,820,000
  93     NV      89074     Wexford Bancgroup, L.L.C.     Column       Office        Suburban               No       $2,435,000

  95     TX      79912     Column Financial, Inc.        Column       Multifamily   Conventional           No       $2,344,000
  96     TX      75172     Column Financial, Inc.        Column       Multifamily   Manufactured Housing   No       $2,200,000

  98     CA      92009     Column Financial, Inc.        Column       Industrial    N/A                    No       $2,000,000



(TABLE CONTINUED)
------------------------------------                ------------------------------------------------------------------------------
 (i)       (iii)            (xii)                                    (vii)                                    (vi)
--------------------------------------              ------------------------------------------------------------------------------
                                         INITIAL           ORIG               REM.                 ORIG                REM.
          CUT-OFF            FEE/     INTEREST ONLY       AMORT.              AMORT.              TERM TO            TERM TO
  #        BALANCE        LEASEHOLD       TERM             TERM               TERM               MATURITY            MATURITY
----------------------------------------------------------------------------------------------------------------------------------
  38    $7,321,638           Fee            0               360                 356                 120                  116
  40    $6,609,990           Fee            0               360                 355                 120                  115
  41    $6,414,554           Fee            0               360                 353                 120                  113

  42    $6,275,689           Fee            0               360                 356                 120                  116

  44    $5,728,066           Fee            0               360                 356                 120                  116

  48    $1,903,243           Fee            0               360                 356                 120                  116
  49    $1,723,880           Fee            0               360                 356                 120                  116

  50    $1,703,950           Fee            0               360                 356                 120                  116
  53    $4,985,571           Fee            0               360                 357                 120                  117
  54    $4,976,695           Fee            0               360                 355                 120                  115
  55    $4,975,000           Fee           12               360                 360                 120                  116
  56    $4,948,371           Fee            0               360                 356                 120                  116
  60    $4,630,664       Fee/Leasehold      0               360                 355                 120                  115
  62    $4,326,602           Fee            0               360                 352                 120                  112

  65    $4,175,000           Fee           12               360                 360                 120                  116
  67    $4,071,525           Fee            0               300                 295                 120                  115

  68    $4,027,346           Fee            0               300                 296                 120                  116
  70    $3,589,039           Fee            0               360                 357                 120                  117

  73    $3,367,584           Fee            0               360                 358                 120                  118
  80    $3,064,942           Fee            0               360                 354                 120                  114
  82    $2,986,580           Fee            0               360                 355                 120                  115
  84    $2,807,255           Fee            0               360                 355                 120                  115
  93    $2,424,220           Fee            0               360                 355                 120                  116

  95    $2,335,041           Fee            0               360                 356                 120                  116
  96    $2,190,867           Fee            0               300                 297                 120                  117

  98    $1,997,470           Fee            0               360                 359                 120                  119
----------------------------------------------------------------------------------------------------------------------------------

-------------------------                                        ---------------------------------------------------------
 (i)    (viii)  (xviii)                                                                     (ii)
-------------------------                                        ---------------------------------------------------------
                  "A"
                  LOAN
  #    CROSSED   YES/NO          PROPERTY NAME                             ADDRESS                           CITY
--------------------------------------------------------------------------------------------------------------------------
 100                     Pinewood Village Apartments             5402 Norfolk Way                         Speedway
 101                     1700 Parker Drive Building              1700 Parker Drive                        Charlotte
 102                     Woodlawn Manor Mobile Home Park         555 4th Street                           Vero Beach

 105                     Villa Fontana Mobile Home Park          17377 Valley Boulevard                   Fontana

 109                     Avalon Mobile Home Park                 520 North Road                           Kennedale

 110                     Dorset Shopping Center                  305 North Dorset Avenue                  Ventnor
 111                     Hillside Mobile Home Park               123 McMullen Booth Road                  Clearwater

 114                     West Chester Apartments                 2201 West Chester Pike                   Broomall
 115                     Deerfield Plaza                         11430 & 11448 Deerfield Drive            Truckee
 121                     Shops @ Moreland                        1162 Moreland Avenue                     Atlanta
 122                     Rolling Meadows Junction Shopping       463 North Rolling Meadows Drive          Fond du Lac
                         Center
 123                     Bloomington Business Park               1050 West 80th Street                    Bloomington
 126                     Queens Park Apartments                  828 French Road                          Cheektowaga
 132                     Henry Clay Apartments                   505 East Henry Clay Street               Whitefish Bay
 137                     Town & Country Mobile Home Park         4448 North Orange Blossom Trail          Orlando

 139                     Flex II - Cross Keys Campus             130 American Boulevard                   Turnersville
 146                     Reddingwood Mobile Home Park            4410 Westside Road                       Redding
--------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
 (i)       (ii)                     (xv)                 (xiv)                 (xiii)                     (ix)          (iii)
-----------------------------------------------------------------------------------------------------------------------------------

                  ZIP            MORTGAGE              MORTGAGE         PROPERTY      PROPERTY          CO-OP LOAN     ORIGINAL
  #    STATE      CODE          ORIGINATOR           LOAN SELLER          TYPE        SUB-TYPE           (YES/NO)      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
 100     IN      46224     Column Financial, Inc.        Column       Multifamily   Conventional              No       $2,000,000
 101     NC      28208     Column Financial, Inc.        Column       Industrial    N/A                       No       $1,800,000
 102     FL      32962     Column Financial, Inc.        Column       Multifamily   Manufactured Housing      No       $1,760,000

 105     CA      92335     Column Financial, Inc.        Column       Multifamily   Manufactured Housing      No       $1,650,000

 109     TX      76060     Column Financial, Inc.        Column       Multifamily   Manufactured Housing      No       $1,500,000

 110     NJ      08406     Column Financial, Inc.        Column       Retail        Unanchored                No       $1,450,000
 111     FL      33759     Column Financial, Inc.        Column       Multifamily   Manufactured Housing      No       $1,440,000

 114     PA      19008     Column Financial, Inc.        Column       Multifamily   Conventional              No       $1,275,000
 115     CA      96161     Column Financial, Inc.        Column       Retail        Unanchored                No       $1,265,000
 121     GA      30316     Column Financial, Inc.        Column       Retail        Anchored                  No       $1,162,500
 122     WI      54937     Column Financial, Inc.        Column       Retail        Anchored                  No       $1,150,000
 123     MN      55420     Column Financial, Inc.        Column       Office        Suburban                  No       $1,125,000
 126     NY      14227     Column Financial, Inc.        Column       Multifamily   Conventional              No       $1,080,000
 132     WI      53217     Column Financial, Inc.        Column       Multifamily   Conventional              No        $900,000
 137     FL      32804     Column Financial, Inc.        Column       Multifamily   Manufactured Housing      No        $722,500

 139     NJ      08012     Column Financial, Inc.        Column       Industrial    N/A                       No        $700,000
 146     CA      96001     Column Financial, Inc.        Column       Multifamily   Manufactured Housing      No        $615,000
-----------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
----------------------  -------------              --------------------------------------------------------------------------------
 (i)        (iii)            (xii)                                    (vii)                                    (vi)
----------------------  -------------              --------------------------------------------------------------------------------
                                           INITIAL           ORIG                REM.                ORIG                REM.
            CUT-OFF            FEE/     INTEREST ONLY       AMORT.              AMORT.              TERM TO             TERM TO
  #         BALANCE         LEASEHOLD       TERM             TERM                TERM               MATURITY            MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
 100      $1,984,578           Fee            0               360                 350                 120                  110
 101      $1,789,854           Fee            0               300                 296                 120                  116
 102      $1,752,448           Fee            0               360                 355                  60                  55

 105      $1,641,990           Fee            0               360                 355                  60                  55

 109      $1,494,020           Fee            0               300                 297                 120                  117

 110      $1,442,471           Fee            0               300                 296                 120                  116
 111      $1,432,195           Fee            0               360                 354                 120                  114

 114      $1,269,829           Fee            0               300                 297                 120                  117
 115      $1,262,472           Fee            0               360                 358                 120                  118
 121      $1,157,137           Fee            0               360                 355                 120                  115
 122      $1,144,694           Fee            0               360                 355                 120                  115
 123      $1,118,501           Fee            0               300                 296                 120                  116
 126      $1,074,233           Fee            0               300                 296                 120                  116
 132       $896,460            Fee            0               360                 356                 120                  116
 137       $719,477            Fee            0               300                 297                  60                  57

 139       $696,649            Fee            0               360                 354                 120                  114
 146       $611,345            Fee            0               240                 237                 120                  117
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------                                            ----------------------
 (i)     (viii)      (xviii)                                                         (v)
--------------------------------                                            ----------------------
                                                                                                      INTEREST
                       "A"                                                                          CALCULATION
                       LOAN                                                  INTEREST     GRACE       (30/360 /
  #      CROSSED      YES/NO                   PROPERTY NAME                   RATE       DAYS       ACTUAL/360)
-----------------------------------------------------------------------------------------------------------------------
  1                             Northgate Mall                                6.600%        0        Actual/360
  2                             Quaker Headquarters                           5.680%        0        Actual/360
  3                             DALLAS METROPLEX PORTFOLIO

 3A                             Highpoint Oaks                                              0
 3B                             Metroplex 2                                                 0
 3C                             Coppell 2                                                   0
  4                    YES      MICHIGAN EQUITIES C PORTFOLIO
 4A                             2436, 2438, 2440 Woodlake Circle                            0
 4B                             6465 Millennium Drive                                       0
 4C                             4440 Hagadorn Road                                          0
 4D                             2311-2337, 2339 Jolly Road                                  0
 4E                             2803, 2805, 2807, 2809, 2811, 2813 Jolly                    0
                                Road
 4F                             825, 839, 915, 927 Centennial Way                           0
 4G                             822 Centennial Way                                          0
 4H                             6607 West St. Joseph Highway                                0
 4I                             6412, 6500, 6512 Centurion Drive                            0
 4J                             2465, 2469 Woodlake Circle                                  0
 4K                             2479 Woodlake Circle                                        0
 4L                             906, 912, 924 Centennial Way                                0
 4M                             6540 Millennium Drive                                       0
 4N                             2342 Woodlake Drive                                         0
 4O                             2455 Woodlake Circle                                        0
 4P                             2395 Jolly Road                                             0
  6                             Willoughby Commons                            5.870%        0        Actual/360
  9                             East Windsor Village                          5.550%        0        Actual/360
 10                             100 Middle Street                             6.770%        0        Actual/360

 12                             Deep Run Mobile Home Park                     5.670%        0        Actual/360

 13                             Harbour Key Apartments                        5.970%        0        Actual/360

 14                             Signature Place Apartments                    6.260%        0        Actual/360
 15                             South Street Cerritos Shopping Center         6.290%        0        Actual/360

 16                             136 East South Temple Office Building         6.200%        0        Actual/360
 18                             CBL Center                                    6.250%        0          30/360
 19                             Indian Lookout Apartments                     5.950%        0        Actual/360
 20                             Ashland & Roosevelt Center                    6.590%        0        Actual/360

 25                             Trinity Place                                 6.050%        0        Actual/360

 27                             Market Square Shopping Center                 5.980%        0        Actual/360
 30                             Park Place Shopping Center                    5.770%        0        Actual/360

 32                             Churchill Square Shopping Center              6.890%        0        Actual/360
 33                             Taunton Depot Drive                           5.690%        0        Actual/360
 35                             College Plaza                                 6.660%        0        Actual/360
 36                    Yes      Talisker Apartments                           5.950%        0        Actual/360
 37                             Silver Spur Town & Country Shopping Center    5.950%        0        Actual/360
-----------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
-----------------------------------------------------------------------------------------
 (i)           (iv)               (x)                     (xi)
-----------------------------------------------------------------------------------------
                                                                                          SERVICING                    CONTRACTUAL
                     FIRST                                                                   AND        ENGINEERING     RECURRING
       MONTHLY      PAYMENT                                         DEFEASANCE             TRUSTEE      RESERVE AT     REPLACEMENT
  #    PAYMENT       DATE         ARD        DEFEASANCE              PROVISION              FEES        ORIGINATION    RESERVE/FF&E
------------------------------------------------------------------------------------------------------------------------------------
  1      $523,700  11/11/2002  11/11/2012       Yes            Lock/29_Def/85_0.0%/7        0.0524%          $750        $69,216
  2      $345,533  12/11/2002  11/11/2007       Yes            Lock/28_Def/28_0.0%/4        0.0524%       $28,750        $42,000
  3                                   N/A       YES            LOCK/31_DEF/82_0.0%/7        0.0524%       $31,438        $51,586

 3A                                                            Lock/31_Def/82_0.0%/7
 3B                                                            Lock/31_Def/82_0.0%/7
 3C                                                            Lock/31_Def/82_0.0%/7
  4                                   N/A       YES            LOCK/25_DEF/92_0.0%/3        0.0724%       $74,273        $57,132
 4A                                                            Lock/25_Def/92_0.0%/3
 4B                                                            Lock/25_Def/92_0.0%/3
 4C                                                            Lock/25_Def/92_0.0%/3
 4D                                                            Lock/25_Def/92_0.0%/3
 4E                                                            Lock/25_Def/92_0.0%/3
 4F                                                            Lock/25_Def/92_0.0%/3
 4G                                                            Lock/25_Def/92_0.0%/3
 4H                                                            Lock/25_Def/92_0.0%/3
 4I                                                            Lock/25_Def/92_0.0%/3
 4J                                                            Lock/25_Def/92_0.0%/3
 4K                                                            Lock/25_Def/92_0.0%/3
 4L                                                            Lock/25_Def/92_0.0%/3
 4M                                                            Lock/25_Def/92_0.0%/3
 4N                                                            Lock/25_Def/92_0.0%/3
 4O                                                            Lock/25_Def/92_0.0%/3
 4P                                                            Lock/25_Def/92_0.0%/3
  6      $166,132   1/11/2003         N/A       Yes            Lock/27_Def/89_0.0%/4        0.0524%       $93,750        $38,700
  9      $122,179   1/11/2003         N/A       Yes            Lock/27_Def/90_0.0%/3        0.0524%       $16,250        $18,677
 10      $136,485   9/11/2002   8/11/2012       Yes            Lock/31_Def/84_0.0%/5        0.0524%        $5,063        $37,588

 12      $118,593  12/11/2002         N/A       Yes            Lock/28_Def/89_0.0%/3        0.0524%           N/A            N/A

 13      $113,548  12/11/2002         N/A        No                     N/A                 0.0524%           N/A        $75,000

 14      $114,028  11/11/2002         N/A       Yes            Lock/29_Def/88_0.0%/3        0.0524%      $389,688       $109,713
 15      $112,844  12/11/2002         N/A       Yes            Lock/28_Def/89_0.0%/3        0.0524%           N/A            N/A

 16       $97,995  11/11/2002  10/11/2007       Yes            Lock/29_Def/28_0.0%/3        0.0524%       $17,250        $43,407

 18       $92,358   9/11/2002         N/A       Yes            Lock/35_Def/78_0.0%/7        0.0524%           N/A        $20,640
 19       $83,845  11/11/2002         N/A       Yes            Lock/29_Def/88_0.0%/3        0.0524%        $5,000        $80,004
 20       $89,320   3/11/2003         N/A       Yes            Lock/25_Def/92_0.0%/3        0.0524%           N/A            N/A
 25       $72,332  11/11/2002         N/A       Yes            Lock/29_Def/88_0.0%/3        0.0524%           N/A        $11,196

 27       $67,754   2/11/2003         N/A       Yes            Lock/26_Def/91_0.0%/3        0.0524%           N/A        $19,200
 30       $56,145   3/11/2003   2/11/2013       Yes            Lock/26_Def/91_0.0%/3        0.0524%           N/A        $14,594

 32       $57,898   8/11/2002         N/A       Yes            Lock/32_Def/85_0.0%/3        0.0524%           N/A            N/A
 33       $49,280  12/11/2002         N/A        No                     N/A                 0.0724%           N/A         $6,336
 35       $51,410  11/11/2002         N/A       Yes            Lock/29_Def/88_0.0%/3        0.0524%        $6,500        $14,454
 36       $46,037  11/11/2002         N/A       Yes            Lock/29_Def/88_0.0%/3        0.0524%       $62,500        $55,000
 37       $44,725   1/11/2003         N/A       Yes            Lock/27_Def/90_0.0%/3        0.0524%      $181,954         $8,374
-----------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
------
 (i)
------

         LC & TI         CONTRACTUAL    TAX &        INITIAL                      INITIAL OTHER
       RESERVE AT         RECURRING   INSURANCE       OTHER                          RESERVE
  #    ORIGINATION          LC&TI      ESCROWS       RESERVE                        DESCRIPTION
--------------------------------------------------------------------------------------------------------------------------
  1           N/A         $504,000      Both          N/A              N/A
  2      $500,037              N/A      Both          $1,655,000       Quaker Expense Recovery Gap Reserve
  3    $1,214,893         $205,000      BOTH          $590,377         SPECIAL LEASE SECURITY DEPOSIT RESERVE FOR TODAY
                                                                       REALTY ADVISORS, INC.
 3A
 3B
 3C
  4      $130,088         $484,920      BOTH          N/A              N/A
 4A
 4B
 4C
 4D
 4E
 4F
 4G
 4H
 4I
 4J
 4K
 4L
 4M
 4N
 4O
 4P
  6           N/A              N/A      Both          N/A              N/A
  9           N/A          $49,800      Tax           $8,800           Tanning Salon TILC Escrow
 10      $200,000         $150,000      Both          $266,000         U.S. Attorney Reserve Fund

 12           N/A              N/A      None          N/A              N/A

 13           N/A              N/A      Both          N/A              N/A

 14           N/A              N/A      Both          $312,350         Fire Damage Reserve
 15           N/A              N/A      None          N/A              N/A

 16      $500,000         $217,032      Both          N/A              N/A

 18           N/A              N/A      Both          N/A              N/A
 19           N/A              N/A      Both          N/A              N/A
 20           N/A              N/A      Both          $657,320         Captain Hook's Reserve ($400,000), ABLA Reserve
                                                                       ($100,000), Ground Lease Reserve ($81,250),
                                                                       Allowance Reserve ($76,070)

 25           N/A         $100,000      Both          N/A              N/A

 27           N/A              N/A      Both          $58,774          Evergreen Tax Deposit
 30           N/A          $28,076      Both          N/A              N/A

 32           N/A          $24,000      Both          N/A              N/A
 33       $75,000              N/A      Both          N/A              N/A
 35           N/A          $83,448      Both          $500,000         Chicks Sporting Goods, Inc. Holdback
 36           N/A              N/A      Both          N/A              N/A
 37      $120,500          $24,835      Both          $20,566          Termite Repair Reserve ($16,816); Appraisal
                                                                       Revisions Reserve ($3,750)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------                                            ----------------------
 (i)     (viii)      (xviii)                                                         (v)
--------------------------------                                            ----------------------
                                                                                                      INTEREST
                       "A"                                                                          CALCULATION
                       LOAN                                                  INTEREST     GRACE       (30/360 /
  #      CROSSED      YES/NO                   PROPERTY NAME                   RATE       DAYS       ACTUAL/360)
-----------------------------------------------------------------------------------------------------------------------
  38                    Yes      Jano Arms Apartments                          6.200%        0        Actual/360
  40                             801 and 811 Cromwell Park Drive               6.350%        0        Actual/360
  41                             Silverlake Plaza II                           6.950%        0        Actual/360

  42                             Midway Square                                 6.200%        0        Actual/360

  44                             Ross Plaza                                    6.260%        0        Actual/360

  48        (A)                  Rancho Gowan 24 & 25                          6.650%        0        Actual/360
  49        (A)                  Rancho Gowan 28                               6.650%        0        Actual/360

  50        (A)                  Rancho Gowan 27                               6.650%        0        Actual/360
  53                             Holt Avenue                                   6.200%        0        Actual/360
  54                             Food 4 Less Center                            6.200%        0        Actual/360
  55                    Yes      Western Plaza                                 6.000%        0        Actual/360
  56                             Highlands Ranch East Medical Office           5.880%        0        Actual/360
  60                             N.E. 820 Business Towers                      6.750%        0        Actual/360
  62                             Gateway Center                                7.530%        0        Actual/360
  65                    Yes      East Forest Plaza                             6.000%        0        Actual/360
  67                             Chapel Terrace & Vanderbilt Apts              6.150%        0        Actual/360

  68                             Theatre Square                                6.250%        0        Actual/360
  70                             Plaza West Shopping Center                    5.920%        0        Actual/360

  73                             Avon Square Shopping Center                   5.900%        0        Actual/360
  80                             Holmesburg Shopping Center                    6.900%        0        Actual/360
  82                             560-564 Pacific Avenue                        6.400%        0        Actual/360
  84                             Quail Hollow Apartments                       6.350%        0        Actual/360
  93                             MCC Corporate Plaza Office Buildings          6.450%        0        Actual/360

  95                             Coronado Villas                               6.250%        0        Actual/360
  96                             River Oaks Mobile Home Park                   6.300%        0        Actual/360

  98                             Palomar Airport Business Park                 6.500%        0        Actual/360
-----------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
------------------------------------------------------------------------------------
 (i)           (iv)               (x)                     (xi)
------------------------------------------------------------------------------------
                                                                                         SERVICING                     CONTRACTUAL
                        FIRST                                                               AND        ENGINEERING      RECURRING
         MONTHLY       PAYMENT                                     DEFEASANCE             TRUSTEE      RESERVE AT      REPLACEMENT
  #      PAYMENT        DATE             ARD    DEFEASANCE         PROVISION               FEES        ORIGINATION     RESERVE/FF&E
------------------------------------------------------------------------------------------------------------------------------------
  38     $45,016      12/11/2002         N/A       Yes      Lock/28_Def/89_0.0%/3        0.0524%          $4,375          $22,250
  40     $41,316      11/11/2002         N/A       Yes      Lock/29_Def/88_0.0%/3        0.0624%             N/A              N/A
  41     $42,696       9/11/2002         N/A       Yes      Lock/31_Def/83_0.0%/6        0.0524%             N/A              N/A

  42     $38,586      12/11/2002         N/A       Yes      Lock/28_Def/89_0.0%/3        0.0524%          $1,875           $8,336

  44     $35,441      12/11/2002         N/A       Yes      Lock/28_Def/88_0.0%/4        0.0524%        $300,000          $17,292

  48     $12,262      12/11/2002         N/A       Yes      Lock/28_Def/89_0.0%/3        0.0524%             N/A           $2,655
  49     $11,106      12/11/2002         N/A       Yes      Lock/28_Def/89_0.0%/3        0.0524%             N/A           $3,302

  50     $10,978      12/11/2002         N/A       Yes      Lock/28_Def/89_0.0%/3        0.0524%             N/A           $3,293
  53     $30,623       1/11/2003         N/A       Yes      Lock/27_Def/87_0.0%/6        0.0524%             N/A              N/A
  54     $30,623      11/11/2002         N/A       Yes      Lock/29_Def/85_0.0%/6        0.0524%          $7,050          $12,096
  55     $29,828      12/11/2002         N/A       Yes      Lock/28_Def/89_0.0%/3        0.0524%          $1,000              N/A
  56     $29,408      12/11/2002         N/A        No               N/A                 0.0524%             N/A              N/A
  60     $30,160      11/11/2002         N/A       Yes      Lock/29_Def/85_0.0%/6        0.0524%         $37,413          $19,016
  62     $30,505       8/11/2002         N/A       Yes      Lock/32_Def/85_0.0%/3        0.0524%            $500           $6,005
  65     $25,031      12/11/2002         N/A       Yes      Lock/28_Def/89_0.0%/3        0.0524%             N/A              N/A
  67     $26,794      11/11/2002         N/A       Yes      Lock/29_Def/88_0.0%/3        0.0524%         $98,125          $33,900

  68     $26,717      12/11/2002         N/A       Yes      Lock/28_Def/86_0.0%/6        0.0524%         $11,438          $13,958
  70     $21,399       1/11/2003         N/A       Yes      Lock/27_Def/90_0.0%/3        0.0524%             N/A              N/A

  73     $20,018       2/11/2003   1/11/2013       Yes      Lock/26_Def/88_0.0%/6        0.0524%         $15,455              N/A
  80     $20,285      10/11/2002         N/A       Yes      Lock/30_Def/84_0.0%/6        0.0524%         $13,350              N/A
  82     $18,765      11/11/2002         N/A       Yes      Lock/29_Def/88_0.0%/3        0.0524%         $28,850           $4,000
  84     $17,547      11/11/2002         N/A       Yes      Lock/29_Def/85_0.0%/6        0.0524%         $67,357          $30,000
  93     $15,311      11/11/2002         N/A       Yes      Lock/29_Def/85_0.0%/6        0.0524%            $625              N/A

  95     $14,432      12/11/2002         N/A       Yes      Lock/28_Def/86_0.0%/6        0.0524%         $19,500          $14,500
  96     $14,581       1/11/2003         N/A       Yes      Lock/27_Def/87_0.0%/6        0.0524%         $13,750          $11,950

  98     $12,641       3/11/2003         N/A       Yes      Lock/25_Def/92_0.0%/3        0.0524%             N/A           $4,471
-----------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
------
 (i)
------

         LC & TI         CONTRACTUAL    TAX &        INITIAL                      INITIAL OTHER
       RESERVE AT         RECURRING   INSURANCE       OTHER                          RESERVE
  #    ORIGINATION          LC&TI      ESCROWS       RESERVE                        DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
  38           N/A              N/A      Both      N/A          N/A
  40           N/A          $84,996      Both      N/A          N/A
  41           N/A          $32,580      Both      $68,000      Copyright Litigation Reserve ($50,000); Cavanaugh
                                                                Grill Reserve ($18,000)
  42           N/A          $42,000      Both      $72,000      Pizza Hut Reserve ($52,000); Dress Barn Reserve
                                                                ($20,000)
  44      $150,000              N/A      Both      $6,570       Appraisal Reserve ($5,000); LC Transfer Reserve
                                                                ($1,570)
  48           N/A          $17,700      Both      N/A          N/A
  49           N/A          $22,010      Both      N/A          N/A

  50           N/A          $21,950      Both      N/A          N/A
  53           N/A              N/A      Both      N/A          N/A
  54           N/A          $28,000      Both      $5,000       Signage Violation Reserve
  55           N/A          $40,008      Both      N/A          N/A
  56           N/A          $43,200      Both      N/A          N/A
  60      $150,000          $64,000      Both      N/A          N/A
  62           N/A          $24,500      Both      $120,000     Initial GSA/Enterprise Deposit
  65           N/A          $36,000      Both      N/A          N/A
  67           N/A              N/A      Both      N/A          N/A

  68           N/A          $60,000      Both      $80,000      Tax Litigation Reserve
  70           N/A          $30,000      Both      N/A          N/A

  73       $95,000              N/A      Both      N/A          N/A
  80           N/A          $51,429      Both      N/A          N/A
  82           N/A              N/A      Both      N/A          N/A
  84           N/A              N/A      Both      N/A          N/A
  93           N/A              N/A      Both      N/A          N/A

  95           N/A              N/A      Both      N/A          N/A
  96           N/A              N/A      Both      N/A          N/A

  98           N/A          $13,412      Both      N/A          N/A
---------------------------------------------------------------------------------------------------------------------

--------------------------------                                            ----------------------
 (i)     (viii)      (xviii)                                                         (v)
--------------------------------                                           ----------------------
                                                                                                     INTEREST
                       "A"                                                                         CALCULATION
                       LOAN                                                 INTEREST     GRACE       (30/360 /
  #      CROSSED      YES/NO                   PROPERTY NAME                  RATE       DAYS       ACTUAL/360)
-----------------------------------------------------------------------------------------------------------------------
100                            Pinewood Village Apartments                   6.940%        0        Actual/360
101                            1700 Parker Drive Building                    6.200%        0        Actual/360
102                            Woodlawn Manor Mobile Home Park               6.600%        0        Actual/360

105                            Villa Fontana Mobile Home Park                6.000%        0        Actual/360

109                            Avalon Mobile Home Park                       6.560%        0        Actual/360

110                            Dorset Shopping Center                        6.730%        0        Actual/360
111                            Hillside Mobile Home Park                     6.400%        0        Actual/360

114                            West Chester Apartments                       6.450%        0        Actual/360
115                            Deerfield Plaza                               6.480%        0        Actual/360
121                            Shops @ Moreland                              6.250%        0        Actual/360
122                            Rolling Meadows Junction Shopping Center      6.250%        0        Actual/360
123                            Bloomington Business Park                     6.040%        0        Actual/360
126                            Queens Park Apartments                        6.550%        0        Actual/360
132                            Henry Clay Apartments                         6.100%        0        Actual/360
137                            Town & Country Mobile Home Park               6.250%        0        Actual/360

139                            Flex II - Cross Keys Campus                   7.000%        0        Actual/360
146                            Reddingwood Mobile Home Park                  6.780%        0        Actual/360
-----------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
------------------------------------------------------------------------------------
 (i)           (iv)               (x)                     (xi)
------------------------------------------------------------------------------------
                                                                                         SERVICING                     CONTRACTUAL
                        FIRST                                                               AND        ENGINEERING      RECURRING
         MONTHLY       PAYMENT                                     DEFEASANCE             TRUSTEE      RESERVE AT      REPLACEMENT
  #      PAYMENT        DATE            ARD    DEFEASANCE         PROVISION                FEES        ORIGINATION     RESERVE/FF&E
------------------------------------------------------------------------------------------------------------------------------------
100      $13,226      6/11/2002         N/A       Yes          Lock/34_Def/83_0.0%/3      0.0524%         $66,000         $21,240
101      $11,818     12/11/2002         N/A       Yes          Lock/28_Def/89_0.0%/3      0.0524%         $23,000         $15,253
102      $11,240     11/11/2002         N/A       Yes          Lock/29_Def/25_0.0%/6      0.0524%         $16,765          $4,800

105       $9,893     11/11/2002         N/A       Yes          Lock/29_Def/28_0.0%/3      0.0524%             N/A             N/A

109      $10,184      1/11/2003         N/A       Yes          Lock/27_Def/87_0.0%/6      0.0524%         $45,625          $4,950
110      $10,000     12/11/2002         N/A       Yes          Lock/28_Def/86_0.0%/6      0.0524%         $13,125             N/A

111       $9,007     10/11/2002         N/A       Yes          Lock/30_Def/84_0.0%/6      0.0524%          $3,125          $3,500
114       $8,569      1/11/2003         N/A       Yes          Lock/27_Def/87_0.0%/6      0.0524%          $7,500          $9,000
115       $7,979      2/11/2003         N/A       Yes          Lock/26_Def/88_0.0%/6      0.0524%             N/A             N/A
121       $7,158     11/11/2002         N/A       Yes          Lock/29_Def/85_0.0%/6      0.0524%             N/A             N/A
122       $7,081     11/11/2002         N/A       Yes          Lock/29_Def/88_0.0%/3      0.0524%          $6,000          $2,160
123       $7,276     12/11/2002         N/A       Yes          Lock/28_Def/86_0.0%/6      0.0524%          $1,250             N/A
126       $7,326     12/11/2002         N/A       Yes          Lock/28_Def/86_0.0%/6      0.0524%         $58,862         $14,000
132       $5,454     12/11/2002         N/A       Yes          Lock/28_Def/86_0.0%/6      0.0524%          $3,000          $4,250
137       $4,766      1/11/2003         N/A       Yes          Lock/27_Def/27_0.0%/6      0.0524%          $5,625          $3,600

139       $4,657     10/11/2002         N/A       Yes          Lock/30_Def/84_0.0%/6      0.0524%             N/A             N/A
146       $4,687      1/11/2003         N/A       Yes          Lock/27_Def/87_0.0%/6      0.0524%         $22,210          $3,700
-----------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
------
 (i)
------

              LC & TI         CONTRACTUAL    TAX &        INITIAL                      INITIAL OTHER
            RESERVE AT         RECURRING   INSURANCE       OTHER                          RESERVE
  #         ORIGINATION          LC&TI      ESCROWS       RESERVE                        DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
100             N/A              N/A          Both          N/A                  N/A
101         $70,000          $53,385          Both          N/A                  N/A
102             N/A              N/A          Both          N/A                  N/A

105             N/A              N/A          Both          N/A                  N/A

109             N/A              N/A          Both          N/A                  N/A

110             N/A              N/A          Both          N/A                  N/A
111             N/A              N/A          Both          N/A                  N/A

114             N/A              N/A          Both          N/A                  N/A
115             N/A              N/A          Both          N/A                  N/A
121             N/A           $8,005          Both          N/A                  N/A
122             N/A          $10,800          Both          $33,125              Target Estoppel Reserve
123             N/A              N/A          Both          N/A                  N/A
126             N/A              N/A          Both          N/A                  N/A
132             N/A              N/A          Both          N/A                  N/A
137             N/A              N/A          Both          N/A                  N/A

139             N/A          $27,692          Both          N/A                  N/A
146             N/A              N/A          Both          N/A                  N/A
---------------------------------------------------------------------------------------------------------------------

--------------------------------
 (i)     (viii)      (xviii)
--------------------------------
                       "A"                                                    CONTRACTUAL                  CONTRACTUAL
                       LOAN                                                      OTHER                    OTHER RESERVE
  #      CROSSED      YES/NO                   PROPERTY NAME                    RESERVE                    DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
  1                             Northgate Mall                              N/A              N/A
  2                             Quaker Headquarters                         N/A              N/A
  3                             DALLAS METROPLEX PORTFOLIO

 3A                             Highpoint Oaks
 3B                             Metroplex 2
 3C                             Coppell 2
  4                    YES      MICHIGAN EQUITIES C PORTFOLIO
 4A                             2436, 2438, 2440 Woodlake Circle
 4B                             6465 Millennium Drive
 4C                             4440 Hagadorn Road
 4D                             2311-2337, 2339 Jolly Road
 4E                             2803, 2805, 2807, 2809, 2811, 2813 Jolly
                                Road
 4F                             825, 839, 915, 927 Centennial Way
 4G                             822 Centennial Way
 4H                             6607 West St. Joseph Highway
 4I                             6412, 6500, 6512 Centurion Drive
 4J                             2465, 2469 Woodlake Circle
 4K                             2479 Woodlake Circle
 4L                             906, 912, 924 Centennial Way
 4M                             6540 Millennium Drive
 4N                             2342 Woodlake Drive
 4O                             2455 Woodlake Circle
 4P                             2395 Jolly Road
  6                             Willoughby Commons                          N/A              N/A
  9                             East Windsor Village                        N/A              N/A
 10                             100 Middle Street                           $14,262          U.S. Attorney Reserve ($11,087.00);
                                                                                             Berry Dunn Reserve ($3,174.60)

 12                             Deep Run Mobile Home Park                   N/A              N/A

 13                             Harbour Key Apartments                      N/A              N/A

 14                             Signature Place Apartments                  N/A              N/A
 15                             South Street Cerritos Shopping Center       N/A              N/A



 16                             136 East South Temple Office Building       $18,334          Working Capital Account ($50,000
                                                                                             annually, averages $4,166.67 monthly)
                                                                                             for TILC and Cap Ex); Earnout Reserve
                                                                                             ($14,167.00)

 18                             CBL Center                                  N/A              N/A
 19                             Indian Lookout Apartments                   N/A              N/A
 20                             Ashland & Roosevelt Center                  $6,250           Ground Lease Reserve

 25                             Trinity Place                               N/A              N/A




 27                             Market Square Shopping Center               N/A              N/A
 30                             Park Place Shopping Center                  N/A              N/A


 32                             Churchill Square Shopping Center            N/A              N/A
 33                             Taunton Depot Drive                         N/A              N/A
 35                             College Plaza                               N/A              N/A
 36                    Yes      Talisker Apartments                         N/A              N/A
 37                             Silver Spur Town & Country Shopping Center  N/A              N/A





(TABLE CONTINUED)
-----
 (i)
-----
                             LETTER                                                           EARNOUT
     LETTER OF              OF CREDIT                 EARNOUT                                 RESERVE
 #    CREDIT               DESCRIPTION                RESERVE                               DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 1     N/A          N/A                                N/A         N/A
 2     N/A          N/A                                N/A         N/A
 3                                                                 N/A

3A
3B
3C
 4                                                                 N/A
4A
4B
4C
4D
4E

4F
4G
4H
4I
4J
4K
4L
4M
4N
4O
4P
 6     $240,000     TILC Reserve                       N/A         N/A
 9     N/A          N/A                                N/A         N/A
10     N/A          N/A                                N/A         N/A


12     N/A          N/A                                N/A         N/A

13     N/A          N/A                                N/A         N/A

14     N/A          N/A                                N/A         N/A
15     $1,545,000   Earnout Reserve LOC ($1,200,000);  $170,429    Release upon: Execution of one or more Qualifying Leases that
                    OPM LOC ($295,000); Tax &                      cumulatively represented 8,278 SF of vacant space at origination
                    Insurance LOC ($50,000)

16     N/A          N/A                                $250,000    $250,000 at closing with additional $80,000 within 60 days of closing - Release upon: 1) Lease 8,000 sf space or portion of
                                                                   12,202 sf space to Digitas, Inc.; 2) Payment of TI allowances for
                                                                   Hirschi Christensen and Millcreek Broadcasting

18     N/A          N/A                                N/A         N/A
19     N/A          N/A                                N/A         N/A
20     N/A          N/A                                N/A         N/A

25     N/A          N/A                                $750,000    Release upon: 1) DSCR of 1.25; 2) For first $300,000 - Leases covering 2,500 sf and rental inc. of $164,000 before exp.
                                                                   reimbursements; 3) Final draw - Leases to achieve 88% occupancy and rental inc. of $169,500

27     N/A          N/A                                N/A         N/A
30     N/A          N/A                                $600,000    Release upon: 1) DSCR not less than 1.25 to 1.00, 2) NCF not less than $950,000 and 3) Trustor has new lease with Taco Bell of not less than 38$ psf

32     N/A          N/A                                N/A         N/A
33     N/A          N/A                                N/A         N/A
35     N/A          N/A                                N/A         N/A
36     N/A          N/A                                N/A         N/A
37     N/A          N/A                                $600,000    Release upon: 1) DSCR not less than 1.30; 2) Occupancy not less than 92.5%; 3) Renewal leases for a minimum term of 3 years for
                                                                   i) 3,260 SF vacant space, ii) MTM tenants, and iii) leases expiring in 2002-2003
------------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
----
(i)
----
      ADDITIONAL    ADDITIONAL                                 ADDITIONAL
      COLLATERAL    COLLATERAL                                 COLLATERAL                     ADMINISTRATIVE
 #      AMOUNT      EVENT DATE                                DESCRIPTION                          FEE
--------------------------------------------------------------------------------------------------------------
 1       N/A           N/A            N/A                                                       0.0524%
 2       N/A           N/A            N/A                                                       0.0524%
 3       N/A           N/A            N/A                                                       0.0524%

3A                                                                                              0.0524%
3B                                                                                              0.0524%
3C                                                                                              0.0524%
 4       N/A           N/A            N/A                                                       0.0724%
4A                                                                                              0.0724%
4B                                                                                              0.0724%
4C                                                                                              0.0724%
4D                                                                                              0.0724%
4E                                                                                              0.0724%

4F                                                                                              0.0724%
4G                                                                                              0.0724%
4H                                                                                              0.0724%
4I                                                                                              0.0724%
4J                                                                                              0.0724%
4K                                                                                              0.0724%
4L                                                                                              0.0724%
4M                                                                                              0.0724%
4N                                                                                              0.0724%
4O                                                                                              0.0724%
4P                                                                                              0.0724%
 6       N/A           N/A            N/A                                                       0.0524%
 9       N/A           N/A            N/A                                                       0.0524%
10       N/A           N/A            N/A                                                       0.0524%


12       N/A           N/A            N/A                                                       0.0524%

13       N/A           N/A            N/A                                                       0.0524%

14       N/A           N/A            N/A                                                       0.0524%
15       N/A           N/A            N/A                                                       0.0524%



16       N/A           N/A            N/A                                                       0.0524%




18       N/A           N/A            N/A                                                       0.0524%
19       N/A           N/A            N/A                                                       0.0524%
20       N/A           N/A            N/A                                                       0.0524%

25       $750,000.00   3/12/2004      Release upon: 1) DSCR of 1.25; 2) For first $300,000 -    0.0524%
                                      Leases covering 2,500 sf and rental inc. of $164,000
                                      before exp. reimbursements; 3) Final draw - Leases to
                                      achieve 88% occupancy and rental inc. of $169,500

27       N/A           N/A            N/A                                                       0.0524%
30       $600,000.00    7/15/2003     Release upon: 1) DSCR not less than 1.25 to 1.00, 2)      0.0524%
                                      NCF not less than $950,000 and 3) Trustor has new
                                      lease with Taco Bell of not less than $38 psf

32       N/A           N/A            N/A                                                       0.0524%
33       N/A           N/A            N/A                                                       0.0724%
35       N/A           N/A            N/A                                                       0.0524%
36       N/A           N/A            N/A                                                       0.0524%
37       $600,000.00   11/15/2003     Release upon: 1) DSCR not less than 1.30; 2) Occupancy    0.0524%
                                      not less than 92.5%; 3) Renewal leases for a minimum
                                      term of 3 years for i) 3,260 SF vacant space, ii) MTM
                                      tenants, and iii) leases expiring in 2002-2003
--------------------------------------------------------------------------------------------------------------

--------------------------------
 (i)     (viii)      (xviii)
--------------------------------
                       "A"                                                    CONTRACTUAL                  CONTRACTUAL
                       LOAN                                                      OTHER                    OTHER RESERVE
  #      CROSSED      YES/NO                   PROPERTY NAME                    RESERVE                    DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
 38                    Yes      Jano Arms Apartments                        N/A              N/A
 40                             801 and 811 Cromwell Park Drive             N/A              N/A
 41                             Silverlake Plaza II                         N/A              N/A
 42                             Midway Square                               N/A              N/A
 44                             Ross Plaza                                  N/A              N/A


 48        (A)                  Rancho Gowan 24 & 25                        N/A              N/A
 49        (A)                  Rancho Gowan 28                             N/A              N/A

 50        (A)                  Rancho Gowan 27                             N/A              N/A
 53                             Holt Avenue                                 $3,913           Lease Holdback Reserve
 54                             Food 4 Less Center                          N/A              N/A
 55                    Yes      Western Plaza                               N/A              N/A
 56                             Highlands Ranch East Medical Office         N/A              N/A
 60                             N.E. 820 Business Towers                    N/A              N/A
 62                             Gateway Center                              N/A              N/A
 65                    Yes      East Forest Plaza                           N/A              N/A
 67                             Chapel Terrace & Vanderbilt Apts            N/A              N/A
 68                             Theatre Square                              N/A              N/A
 70                             Plaza West Shopping Center                  N/A              N/A


 73                             Avon Square Shopping Center                 N/A              N/A
 80                             Holmesburg Shopping Center                  N/A              N/A
 82                             560-564 Pacific Avenue                      N/A              N/A
 84                             Quail Hollow Apartments                     N/A              N/A
 93                             MCC Corporate Plaza Office Buildings        $2,381           Lease Holdback Reserve




 95                             Coronado Villas                             N/A              N/A
 96                             River Oaks Mobile Home Park                 N/A              N/A
 98                             Palomar Airport Business Park               N/A              N/A

----------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
-----
 (i)
-----
                             LETTER                                                           EARNOUT
     LETTER OF              OF CREDIT                 EARNOUT                                 RESERVE
 #    CREDIT               DESCRIPTION                RESERVE                               DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
38      N/A          N/A                         N/A           N/A
40      N/A          N/A                         N/A           N/A
41      N/A          N/A                         N/A           N/A
42      $300,000     Lease-up Letter of Credit   N/A           N/A
44      $300,000     TILC Letter of Credit       $350,000      Release upon: 1) DSCR of 1.35; 2) LTV of outstanding balance to value of no more than 79% of stabilized value; 3) Occupancy of 94%

48      N/A          N/A                         N/A           N/A
49      N/A          N/A                         $180,000      Release upon: 1) DSCR no less than 1.30; 2) All three properties must have 90% occupanct
50      N/A          N/A                         N/A           N/A
53      N/A          N/A                         N/A           N/A
54      N/A          N/A                         N/A           N/A
55      N/A          N/A                         N/A           N/A
56      N/A          N/A                         N/A           N/A
60      N/A          N/A                         N/A           N/A
62      N/A          N/A                         N/A           N/A
65      N/A          N/A                         N/A           N/A
67      N/A          N/A                         N/A           N/A
68      N/A          N/A                         N/A           N/A
70      $400,000     Initial Environmental LOC   N/A           N/A
                     ($250,000) and Harris
                     Teeter LOC($150,000)
73      N/A          N/A                         N/A           N/A
80      N/A          N/A                         N/A           N/A
82      N/A          N/A                         N/A           N/A
84      N/A          N/A                         N/A           N/A
93      N/A          N/A                         $36,000       Release upon: 1) Renew Managed Care Consultants, Inc. lease as of
                                                               5/11/2006 for term until at least 12/31/2014; 2) Tenant estoppel certificate; 3) Occupancy no less than 90%; 4) DSCR of at least
                                                               1.25; 5) No default

95      N/A          N/A                         N/A           N/A
96      N/A          N/A                         N/A           N/A
98      N/A          N/A                         N/A           N/A





------------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
----
(i)
----
      ADDITIONAL      ADDITIONAL                                 ADDITIONAL
      COLLATERAL      COLLATERAL                                 COLLATERAL                     ADMINISTRATIVE
 #      AMOUNT        EVENT DATE                                DESCRIPTION                          FEE
--------------------------------------------------------------------------------------------------------------
38      N/A               N/A              N/A                                                         0.0524%
40      N/A               N/A              N/A                                                         0.0624%
41      N/A               N/A              N/A                                                         0.0524%
42      N/A               N/A              N/A                                                         0.0524%
44      $350,000.00       11/7/2003        Release upon: 1) DSCR of 1.35; 2) LTV of outstanding        0.0524%
                                           balance to value of no more than 79% of stabilized
                                           value; 3) Occupancy of 94%
48      N/A               N/A              N/A                                                         0.0524%
49      $180,000.00       1/22/2003        Release upon: 1) DSCR no less than 1.30; 2) All three       0.0524%
                                           properties must have 90% occupancy
50      N/A               N/A              N/A                                                         0.0524%
53      N/A               N/A              N/A                                                         0.0524%
54      N/A               N/A              N/A                                                         0.0524%
55      N/A               N/A              N/A                                                         0.0524%
56      N/A               N/A              N/A                                                         0.0524%
60      N/A               N/A              N/A                                                         0.0524%
62      N/A               N/A              N/A                                                         0.0524%
65      N/A               N/A              N/A                                                         0.0524%
67      N/A               N/A              N/A                                                         0.0524%
68      N/A               N/A              N/A                                                         0.0524%
70      N/A               N/A              N/A                                                         0.0524%


73      N/A               N/A              N/A                                                         0.0524%
80      N/A               N/A              N/A                                                         0.0524%
82      N/A               N/A              N/A                                                         0.0524%
84      N/A               N/A              N/A                                                         0.0524%
93      $36,000.00        6/1/2006         Release upon: 1) Renew Managed Care Consultants, Inc.       0.0524%
                                           lease as of 5/11/2006 for term until at least
                                           12/31/2014; 2) Tenant estoppel certificate; 3)
                                           Occupancy no less than 90%; 4) DSCR of at least 1.25;
                                           5) No default
95      N/A               N/A              N/A                                                         0.0524%
96      N/A               N/A              N/A                                                         0.0524%
98      N/A               N/A              N/A                                                         0.0524%
--------------------------------------------------------------------------------------------------------------

--------------------------------
 (i)     (viii)      (xviii)
--------------------------------
                       "A"                                            CONTRACTUAL                  CONTRACTUAL
                       LOAN                                              OTHER                    OTHER RESERVE
  #      CROSSED      YES/NO                   PROPERTY NAME            RESERVE                    DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
100                            Pinewood Village Apartments                 N/A              N/A
101                            1700 Parker Drive Building                  N/A              N/A
102                            Woodlawn Manor Mobile Home Park             N/A              N/A

105                            Villa Fontana Mobile Home Park              N/A              N/A

109                            Avalon Mobile Home Park                     N/A              N/A

110                            Dorset Shopping Center                      $2,000           CVS Lease Holdback Reserve
111                            Hillside Mobile Home Park                   N/A              N/A

114                            West Chester Apartments                     N/A              N/A
115                            Deerfield Plaza                             N/A              N/A
121                            Shops @ Moreland                            N/A              N/A
122                            Rolling Meadows Junction Shopping Center    N/A              N/A
123                            Bloomington Business Park                   N/A              N/A
126                            Queens Park Apartments                      N/A              N/A
132                            Henry Clay Apartments                       N/A              N/A
137                            Town & Country Mobile Home Park             N/A              N/A

139                            Flex II - Cross Keys Campus                 N/A              N/A
146                            Reddingwood Mobile Home Park                N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)
-----
 (i)
-----
                      LETTER                             EARNOUT
      LETTER OF     OF CREDIT          EARNOUT           RESERVE
 #     CREDIT      DESCRIPTION         RESERVE         DESCRIPTION
---------------------------------------------------------------------
100      N/A          N/A               N/A                 N/A
101      N/A          N/A               N/A                 N/A
102      N/A          N/A               N/A                 N/A

105      N/A          N/A               N/A                 N/A

109      N/A          N/A               N/A                 N/A

110      N/A          N/A               N/A                 N/A
111      N/A          N/A               N/A                 N/A

114      N/A          N/A               N/A                 N/A
115      N/A          N/A               N/A                 N/A
121      N/A          N/A               N/A                 N/A
122      N/A          N/A               N/A                 N/A
123      N/A          N/A               N/A                 N/A
126      N/A          N/A               N/A                 N/A
132      N/A          N/A               N/A                 N/A
137      N/A          N/A               N/A                 N/A

139      N/A          N/A               N/A                 N/A
146      N/A          N/A               N/A                 N/A
---------------------------------------------------------------------



(TABLE CONTINUED)
----
(i)
----
      ADDITIONAL      ADDITIONAL          ADDITIONAL
      COLLATERAL      COLLATERAL          COLLATERAL          ADMINISTRATIVE
 #      AMOUNT        EVENT DATE         DESCRIPTION               FEE
-------------------------------------------------------------------------------
100       N/A           N/A                  N/A                 0.0524%
101       N/A           N/A                  N/A                 0.0524%
102       N/A           N/A                  N/A                 0.0524%

105       N/A           N/A                  N/A                 0.0524%

109       N/A           N/A                  N/A                 0.0524%

110       N/A           N/A                  N/A                 0.0524%
111       N/A           N/A                  N/A                 0.0524%

114       N/A           N/A                  N/A                 0.0524%
115       N/A           N/A                  N/A                 0.0524%
121       N/A           N/A                  N/A                 0.0524%
122       N/A           N/A                  N/A                 0.0524%
123       N/A           N/A                  N/A                 0.0524%
126       N/A           N/A                  N/A                 0.0524%
132       N/A           N/A                  N/A                 0.0524%
137       N/A           N/A                  N/A                 0.0524%

139       N/A           N/A                  N/A                 0.0524%
146       N/A           N/A                  N/A                 0.0524%
-------------------------------------------------------------------------------

                                   EXHIBIT B-1

            REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SELLER


            The Seller hereby represents and warrants that, as of the date hereof:

            1. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            2. The execution and delivery by the Seller of, and the performance by the Seller under, this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, endorsements of Mortgage Notes, and the consummation by the Seller of the transactions herein contemplated, do not: (a) violate the Seller's organizational documents; or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            3. The Seller has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            4. The Seller has the full right, power and authority to sell, assign, transfer, set over and convey the Mortgage Loans (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Mortgage Loans, to pledge the Mortgage Loans) in accordance with, and under the conditions set forth in, this Agreement.

            5. Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            6. The Seller is not in violation of, and its execution and delivery of this Agreement and its performance under and compliance with the terms hereof do not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            7. There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.

            8. No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            9. The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            10. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller.

            11. The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

            12. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

            13. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

            14. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            15. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            16. In connection with its transfer of the Mortgage Loans to the Purchaser as contemplated herein, the Seller is receiving new value and consideration constituting at least reasonably equivalent value and fair consideration.

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER


            The Purchaser hereby represents and warrants that, as of the date hereof:

            1. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            2. The execution and delivery by the Purchaser of, and the performance by the Purchaser under, this Agreement, and the consummation by the Purchaser of transactions herein contemplated, do not: (a) violate the Purchaser's organizational documents; or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            3. The Purchaser has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            4. Assuming due authorization, execution and delivery hereof by the Seller, this Agreement constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            5. The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance under and compliance with the terms hereof do not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            6. There are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Purchaser to perform its obligations hereunder or the financial condition of the Purchaser.

            7. No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

                                    EXHIBIT C

        REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOANS


      FOR PURPOSES OF THESE REPRESENTATIONS AND WARRANTIES, THE PHRASES "TO THE KNOWLEDGE OF SELLER" OR "TO THE SELLER'S KNOWLEDGE" OR PHRASES OF SIMILAR IMPORT SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER OR ANY SERVICER ACTING ON ITS BEHALF REGARDING THE MATTERS REFERRED TO, IN EACH CASE WITHOUT HAVING CONDUCTED ANY INDEPENDENT INQUIRY OR DUE DILIGENCE WITH RESPECT TO SUCH MATTERS AND WITHOUT ANY ACTUAL OR IMPLIED OBLIGATION TO MAKE SUCH INQUIRY OR PERFORM SUCH DUE DILIGENCE, OTHER THAN MAKING SUCH INQUIRY OR PERFORMING SUCH DUE DILIGENCE AS WOULD BE CUSTOMARILY PERFORMED BY PRUDENT COMMERCIAL OR MULTIFAMILY MORTGAGE LENDERS OR SERVICERS (AS THE CASE MAY BE) WITH RESPECT TO SIMILAR MORTGAGE LOANS OR MORTGAGED PROPERTIES. ALL INFORMATION CONTAINED IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE SHALL BE DEEMED TO BE WITHIN THE KNOWLEDGE OF THE SELLER. WHEREVER THERE IS A REFERENCE TO RECEIPT BY, OR POSSESSION OF, THE SELLER OF ANY INFORMATION OR DOCUMENTS, OR TO ANY ACTION TAKEN BY THE SELLER OR NOT TAKEN BY THE SELLER, SUCH REFERENCE SHALL INCLUDE THE RECEIPT OR POSSESSION OF SUCH INFORMATION OR DOCUMENTS BY, OR THE TAKING OF SUCH ACTION OR THE NOT TAKING OF SUCH ACTION BY, EITHER THE SELLER OR ANY SERVICER ACTING ON ITS BEHALF.

      The Seller hereby represents and warrants, subject to the exceptions set forth in Schedule C-1 hereto and Section 18 of this Agreement, with respect to the Mortgage Loans that, as of the date hereinbelow specified or, if no such date is specified, as of the date hereof:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the dates of the information set forth therein (or, if not set forth therein, and in all events no earlier than, as of the respective Due Dates of the Mortgage Loans in March
2003).

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan to, or at the direction of, the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). Subject to the completion of the names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and interest due under any Mortgage Loan on the Due Date in March 2003 or on any Due Date in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in March 2003 was 30 days or more delinquent, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and enforceable first priority lien upon the related Mortgaged Property, except as the enforcement of the Mortgage may be limited as provided in the exceptions set forth in Paragraph 13 below, prior to all other liens and/or encumbrances (and there are no liens or encumbrances that are pari passu with the lien of such Mortgage), except as described on Schedule C-1 hereto and except for the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (c) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); and (g) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group. With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of the Mortgage for each Mortgage Loan, executed and delivered in favor of the Trustee, is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases. The Mortgage File contains an assignment of leases and rents (an "Assignment of Leases"), either as a separate instrument or incorporated into the related Mortgage, which establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein, except that a license may have been granted to the related Borrower to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property and subject as to priority to the Permitted Encumbrances; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property (nor any portion thereof that has a material value or is material to the use or operation of the related Mortgaged Property) has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part. Except as described on Schedule C-1 hereto, no alterations, waivers, modifications or assumptions of any kind with respect to any Mortgage Loan have been given, made or consented to by or on behalf of the Seller since the later of December 1, 2002 and the date of the origination of such Mortgage Loan. The Seller has not taken any affirmative action that would cause the representations and warranties of the related Borrower under the Mortgage Loan not to be true and correct in any material respect.

            7. Condition of Property; Condemnation. In the case of each Mortgage Loan, one or more engineering reports were prepared in connection with the origination of such Mortgage Loan by an independent third-party engineering firm, and except as set forth in such engineering report(s) or on Schedule C-1, the related Mortgaged Property is, to the Seller's knowledge, in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance); provided that, if no engineer or architect physically visited the related Mortgaged Property in connection with preparing and delivering such engineering report, then the representation and warranty made in this sentence shall not be qualified by "to the Seller's knowledge". As of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received actual notice of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan, except as otherwise described on Schedule C-1. If any of the engineering reports referred to above in this Paragraph 7 revealed any material damage or material deferred maintenance, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimate of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan. As of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. The lien of each Mortgage securing a Mortgage Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such Mortgage Loan after all advances of principal, insuring the originator of the related Mortgage Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, the Seller has made no claims thereunder and, to the Seller's knowledge, no prior holder of the related Mortgage has made any claims thereunder and no claims have been paid thereunder. The Seller has not, and to the Seller's knowledge, no prior holder of the related Mortgage has, done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Trustee and recording of the related Assignment of Mortgage in favor of the Trustee in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for any of the following circumstances, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) that the related Mortgaged Property has access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage. Such Title Policy contains no exclusion regarding the encroachment upon any material easements of any material permanent improvements located at the related Mortgaged Property for which the grantee of such easement has the ability to force removal of such improvement, or such Title Policy affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) against losses caused by forced removal of any material permanent improvements on the related Mortgaged Property that encroach upon any material easements.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. If the related Mortgage Loan Documents include any requirements regarding (a) the completion of any on-site or off-site improvements and (b) the disbursement of any funds escrowed for such purpose, and if those requirements were to have been complied with on or before the date hereof, then such requirements have been complied with in all material respects or such funds so escrowed have not been released except to the extent specifically provided by the related Mortgage Loan Documents.

            10. Mortgage Provisions. The Mortgage Note, Mortgage and Assignment of Leases for each Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions for commercial and multifamily mortgage loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. The Mortgage Loan Documents for each Mortgage Loan, subject to applicable law, provide for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents if there is an event of default under such Mortgage Loan.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either (i) been properly designated, has accepted such designation and currently so serves or (ii) may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except for such fees and expenses (all of which are the obligation of the related Borrower under the related Mortgage Loan Documents) as would be payable in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgage Loans identified on Schedule C-1, (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property, or an update of such an assessment (or with respect to certain Mortgage Loans with an original principal balance of $350,000 or less, a transaction screen meeting ASTM standards) and/or a Phase II or other environment assessment supplemental to such assessment and/or update, was performed by a licensed (to the extent required by applicable state law) independent third-party environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan such that, except as set forth on Schedule C-1, such assessment, transaction screen, update or supplement, as applicable, is dated no earlier than twelve months prior to the date hereof, (b) a written report of each such assessment, transaction screen, if any, update, if any, and supplement, if any (collectively, an "Environmental Report"), has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to or including the related Borrower and collectively having financial resources reasonably estimated to be adequate to cure the subject violation in all material respects were identified as the responsible party or parties for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the subject violation in all material respects, (C) if and to the extent that such condition or circumstances can, based upon the recommendation set forth in the subject Environmental Report, be remediated or otherwise appropriately addressed in all material respects through the implementation of an operations and maintenance plan, the related Borrower was required to obtain and maintain an operations and maintenance plan, (D) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial or multifamily mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance,
(E) such conditions or circumstances were investigated further and based upon such additional investigation, an independent third-party environmental consultant recommended no further investigation or remediation, (F) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan or $10,000, whichever is greater, (G) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (H) the related Mortgaged Property is identified on Schedule C-1 and insured under a policy of insurance subject to reasonable per occurrence and aggregate limits and a reasonable deductible, against certain losses arising from such circumstances and conditions or (I) a party with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage Loan Documents for each Mortgage Loan require the related Borrower to comply in all material respects with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any affirmative action which would cause the Mortgaged Property securing any Mortgage Loan not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Borrower represents and warrants in the related Mortgage Loan Documents generally to the effect that, except as set forth in certain specified environmental reports and to the Borrower's knowledge, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Unless the related Mortgage Loan is identified on Schedule C-1, the related Borrower (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no right of rescission, offset, abatement or diminution or valid defense or counterclaim available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. The Seller has no knowledge of any such rights, defenses or counterclaims having been asserted.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance policy included within the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If, based solely on a flood zone certification or a survey of the related Mortgaged Property, any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) and flood insurance was available, then a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial or multifamily mortgage lenders for similar properties and seismic insurance to the extent any Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial or multifamily mortgage lender with respect to similar properties in same area or earthquake zone. If the Mortgaged Property for any Mortgage Loan is located in Florida or within 25 miles of the coast in Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, then such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property. If any Mortgaged Property is, to the Seller's knowledge, a materially non-conforming use or structure under applicable zoning laws and ordinances, then, in the event of a material casualty or destruction, one or more of the following is true: (i) such Mortgaged Property may be restored or repaired to materially the same extent of the use or structure at the time of such casualty;
(ii) such Mortgaged Property is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily mortgage lenders; or (iii) the amount of hazard insurance currently in place and required by the related Mortgage Loan Documents would generate proceeds sufficient to pay off the subject Mortgage Loan. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from S&P, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A-minus:V" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan Documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permit the Mortgagee to require insurance as described above. Except under circumstances set forth in the related Mortgage Loan Documents that would be reasonably acceptable to a prudent commercial or multifamily mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan Documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan Documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). To the Seller's knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction and all insurance described above is in full force and effect.

            15. Taxes and Assessments. As of the date of origination of the subject Mortgage Loan or January 31, 2003, whichever is later, there were no (and, to the Seller's knowledge, there are no) delinquent property taxes or water, sewer or other governmental assessments affecting any Mortgaged Property securing a Mortgage Loan that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and water, sewer and other governmental assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or (when such would be acceptable to a reasonably prudent commercial or multifamily mortgage lender) a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial or multifamily mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in the subject real property (the "Fee Interest"), then, except as set forth on Schedule C-1:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; to the extent required under such Ground Lease, the lessor under such Ground Lease has been sent notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b) The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances, and such Ground Lease provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

            (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all defaults, if any, on the part of the related lessee have been cured;

            (d) Such Ground Lease is in full force and effect, and the Seller has not received actual notice that any material default or any delinquent rental payment has occurred under such Ground Lease;

            (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than twenty (20) years beyond the end of the amortization term of such Mortgage Loan;

            (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

            (i) Under the terms of such Ground Lease and the related Mortgage Loan Documents, taken together, any casualty insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest will be applied either: (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial or multifamily mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon. Under the terms of such Ground Lease and the related Mortgage Loan Documents, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law) and subject to any rights to require the improvements to be rebuilt;

            (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial or multifamily mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan;

            (k) The lessor under such Ground Lease is not permitted under the terms thereof, in the absence of an uncured default (after notice to the mortgagee under such Mortgage Loan and the expiration of the applicable cure period), to disturb the possession, interest or quiet enjoyment of the lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

            (l) Such Ground Lease provides that it may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage), and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code.

            20. Advancement of Funds. The Seller has not (nor, to the Seller's knowledge, has any prior holder of such Mortgage Loan) advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (or a tenant at or the property manager of the related Mortgaged Property), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or, except as identified on Schedule C-1, provides for interest-only payments without principal amortization for more than six months or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue, may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Borrower under the Mortgage Loan or otherwise.

            22. Legal Proceedings. To the Seller's knowledge, as of origination of the Mortgage Loan, there were no, and to the Seller's knowledge, as of the date hereof, there are no, pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the Borrower (or any guarantor to the extent a reasonably prudent commercial or multifamily, as applicable, mortgage lender would consider such guarantor material to the underwriting of such Mortgage Loan) under such Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower, guarantor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Borrower's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the ability of any such guarantor to meet its obligations.

            23. Other Mortgage Liens. Except for Mortgage Loans secured by residential cooperative properties and except as otherwise set forth on Schedule C-1, none of the Mortgage Loans permits the related Mortgaged Property or any direct controlling equity interest in the related Borrower to be encumbered by any mortgage lien or, in the case of a direct controlling equity interest in the related Borrower, a lien to secure any other debt, without the prior written consent of the holder of the subject Mortgage Loan or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, as of origination of the subject Mortgage Loan and as of the date hereof, except as otherwise set forth on Schedule C-1, and except for liens securing other Mortgage Loans, no Mortgaged Property securing the subject Mortgage Loan was or is encumbered by any other mortgage liens (other than Permitted Encumbrances) and no direct controlling equity interest in the related Borrower was or is encumbered by a lien to secure any other debt. The related Mortgage Loan Documents require the Borrower under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees, or would permit the subject mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24. No Mechanics' Liens. To the Seller's knowledge, as of the origination of the Mortgage Loan and as of the date hereof: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was and is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights were or are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the extent required by applicable law, each Mortgage Loan requires the related Borrower to be qualified to do business, and requires the related Borrower and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a reasonably prudent commercial or multifamily mortgage lender would customarily perform in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28. Releases of Mortgaged Properties. Except as set forth on Schedule C-1, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon: (i) the satisfaction of certain legal and underwriting requirements, (ii) the payment of a release price (in an amount that is, except as otherwise set forth on Schedule C-1, at least equal to 125% of the allocated loan amount for the released property or parcel) and prepayment consideration in connection therewith or (iii) the delivery of substitute real estate collateral. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted pursuant to the terms of any Mortgage Note or Mortgage would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2). Notwithstanding the foregoing, any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in its underwriting of such Mortgage Loan.

            29. Defeasance. With respect to any Mortgage Loan that contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note or Mortgage provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by the Borrower of all related reasonable fees, costs and expenses as set forth below; if the Borrower would continue to own assets in addition to the defeasance collateral, requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires counsel to provide a legal opinion that the Trustee has a perfected security interest in the defeasance collateral prior to any other claim or interest. In addition, each Mortgage Loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Maturity Date. The Mortgage Loan Documents for each Defeasance Loan provide that such defeasance collateral shall consist solely of non-callable U.S. Treasury securities or other non-callable securities backed by the full faith and credit of the United States government. To the Seller's knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage Loan Documents provide that the related Borrower shall (a) pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions required under the related Mortgage Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $19,900,000, the Mortgage Loan or the related documents require confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require the Borrower to pay any Rating Agency fees and expenses in connection with defeasance.

            30. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            31. Inspection. The Seller, an affiliate of the Seller, or a correspondent in the conduit lending program of the Seller, inspected, or caused the inspection of, each Mortgaged Property securing a Mortgage Loan within the preceding twelve (12) months.

            32. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and, to the Seller's knowledge, there is no event, other than payments due but not yet 30 days' delinquent, that, with the passage of time or the giving of notice, or both, would constitute a material default, breach, violation or event of acceleration) under the Mortgage Note or Mortgage for any Mortgage Loan; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit C.

            33. Due-on-Sale. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property or, except as set forth in Schedule C-1 hereto, any direct controlling equity interest in the related Borrower, is transferred or sold, other than by reason of: (i) if the related Mortgaged Property is a residential cooperative property, transfers of stock of the Borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the Borrower to other persons who by virtue of such transfers become tenant-shareholders in the Borrower; and (ii) in the case of other types of Mortgaged Properties, family or estate planning transfers, transfers of less than a controlling interest in the Borrower, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated Borrowers with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans, transfers among co-Borrowers or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan. The related Mortgage Loan Documents require the Borrower under each Mortgage Loan to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the related Mortgage for all actions pertaining to such "due-on-sale" clause (including an assumption of the Mortgage Loan) requiring such consent or approval under the related Mortgage, including the cost of counsel opinions relating to REMIC or other securitization and tax issues, or require the payment of a specified fee or fees, including, except as described on Schedule C-1 hereto, an assumption fee that may or may not be applied to pay such fees and expenses.

            34. Single Purpose Entity. Except for Mortgage Loans secured by residential cooperative properties, each Mortgage Loan with an original principal balance over $5,000,000.00 requires the related Borrower to be, at least for so long as the Mortgage Loan is outstanding, and to the Seller's knowledge, the related Borrower is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; which does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan Documents, substantially to the effect that such Borrower (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan Documents;
(iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and
(iv) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to each Mortgage Loan with a Cut-off Date Principal Balance of $20,000,000 or more, (a) the related Borrower's organizational documents provide substantially to the effect that the Borrower shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis; hold itself out as being a legal entity, separate and apart from any other person; (b) such organizational documents further provide substantially to the effect that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the consent of an independent director or member or the unanimous consent of all partners, directors or members, as applicable; (c) such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or Rating Agencies; and (d) the Borrower shall have an outside independent director or member. The Seller has obtained, with respect to each Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more, in connection with its origination or acquisition thereof, a counsel's opinion regarding non-consolidation of the Borrower in any insolvency proceeding involving any other party. To the Seller's knowledge, except with respect to Mortgage Loans secured by residential cooperative properties, each Borrower has fully complied with the requirements of the related Mortgage Note and Mortgage and the Borrower's organizational documents regarding Single-Purpose Entity status. The organization documents of any Borrower on a Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more that is a single member limited liability company, provide that the Borrower shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. Any such single member limited liability company Borrower is organized in jurisdictions that provide for such continued existence, and the Seller has obtained, in connection with its origination or acquisition of the subject Mortgage Loan, an opinion of such Borrower's counsel confirming such continued existence and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Borrower but not the assets of the Borrower.

            35. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            36. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

            37. ARD Loans. Except as described on Schedule C-1, each Mortgage Loan which is an ARD Loan commenced amortizing on its initial scheduled Due Date, and provides that: (i) its Mortgage Rate will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is not less than seven (7) years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, the related Borrower is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any net cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the scheduled principal and interest payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures.

            38. Security Interests. Subject to the exceptions set forth in Paragraph 13 above, the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan establish and create, and a UCC financing statement has been filed and/or recorded in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC financing statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement or instrument), which in all cases includes elevators, if any, and all Borrower-owned furniture, fixtures and equipment material to the operation and use of the Mortgaged Property as presently operated, and if such Mortgaged Property is a hotel operated by the related Borrower, then such personal property constitutes such portion of the material personal property required to operate the Borrower's business as the Seller considered appropriate in light of its underwriting standards; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien and security interest on the collateral described therein (subject to the exceptions set forth in Paragraph 13 above), which lien/security interest shall, in the case of (i) elevators at all Mortgaged Properties having the same and (ii) all Borrower-owned furniture, fixtures and equipment at Borrower operated hotel properties, be a first priority lien/security interest except for certain personal property subject to purchase money security interests and personal property leases. In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property (to the extent that such security interest can be perfected by the filing of such UCC Financing Statements). The Purchaser or Trustee or a designee thereof is authorized to file an assignment of each UCC financing statement relating to the Mortgage Loan in the filing office in which such financing statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC financing statement), together with applicable state law, contain customary and enforceable provisions (subject to the exceptions set forth in Paragraph 13 above) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property collateral described above of the principal benefits of the security intended to be provided thereby.

            39. Disclosure to Environmental Insurer and Other Matters. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impairment environmental insurance policy, then the Seller:

            (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impairment environmental insurance policy, then: (x) all premiums for such insurance have been paid; (y) such insurance is in full force and effect; and
(z) (i) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1981) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then (A) the related Borrower was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) the related Mortgage Loan documents require the related Borrower to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan. If the Mortgage Loan is listed on Schedule C-1 and the environmental insurance for such Mortgage Loan is not a secured creditor impairment environmental insurance policy but was required to be obtained by the Borrower, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect and, to the Seller's knowledge, the Borrower has made the disclosures and complied with the requirements of clauses
(a) and (b) of this Paragraph 39.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treas. Reg. Section 1.860G-1(b)(2).

            41. Operating Statements. Except for Mortgage Loans secured by residential cooperative properties and Mortgage Loans with an initial principal balance less than $3,000,000, either of which may only require annual financial statements, each Mortgage Loan requires the Borrower, in some cases only at the request of the holder of the related Mortgage, to provide the owner or holder of the related Mortgage with at least quarterly and annual operating statements, rent rolls (if there is more than one tenant) and related information and annual financial statements, which annual financial statements with respect to each Mortgage Loan with an original principal balance greater than $20 million shall be audited (or prepared and certified) by an independent certified public accountant upon the request of the holder of the related Mortgage.

            42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            43. Recourse. Other than Mortgage Loans which are secured by residential cooperative properties (such Mortgage Loans being full recourse loans to the related Borrower), each Mortgage Loan is non-recourse; provided that, except as described on Schedule C-1 or for Mortgage Loans with a Cut-off Date Principal Balance of less than $5,000,000, the Borrower and either a principal of the Borrower or other individual guarantor, with assets other than any interest in the Borrower, is liable in the event of (i) fraud or material intentional misrepresentation, (ii) misapplication or misappropriation of rents, insurance payments, condemnation awards or tenant security deposits, (iii) violation of applicable environmental laws or breaches of environmental covenants or (iv) the filing of a voluntary bankruptcy or insolvency proceeding by the Borrower; and provided, further, that, with respect to clause (iii) of the preceding proviso, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement. No waiver of liability for such non-recourse exceptions has been granted to the Borrower or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

            44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

            45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            46. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial or multifamily mortgage loan servicers with respect to whole loans.

            47. Originator's Authorization To Do Business. To the extent required under applicable law, as of the Mortgage Loan's funding date and at all times when it held such Mortgage Loan, the originator of each Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located, except where the failure to be so authorized does not adversely affect the enforceability of such Mortgage Loan.

            48. No Fraud In Origination. In the origination of the Mortgage Loan, neither the originator nor any employee or agent of the Seller or the originator, participated in any fraud or intentional material misrepresentation with respect to the Borrower, the Mortgaged Property or any guarantor. To the Seller's knowledge, no Borrower is guilty of defrauding or making an intentional material misrepresentation to the Seller or originator with respect to the origination of the Mortgage Loan, the Borrower or the Mortgaged Property.

            49. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal was signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; to the Seller's knowledge, the appraisal and appraiser both satisfied the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            50. Jurisdiction of Organization. Each Borrower under a Mortgage Loan was organized under the laws of the United States or the laws of a jurisdiction located within the United States, its territories and possessions.

            51. Borrower Concentration. Except as otherwise specified on Schedule C-1, no single Borrower or group of affiliated Borrowers is/are the obligor(s) under any one or more Mortgage Loans with a Cut-off Date Principal Balance of $50,000,000 or more.

            52. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of the Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are being conveyed hereunder to the Purchaser.

            53. Access. The Mortgaged Property securing each Mortgage Loan is located on or adjacent to a public road or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE C-1

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


           Reference is made to the Representations and Warranties set forth in Exhibit C corresponding to the numbers set forth below:

Rep 15
ASHLAND & ROOSEVELT:
There are tax delinquencies with respect to the Ashland & Roosevelt Property that have arisen from a historical dispute between the fee owner of the property and the city with respect to the exempt status of the fee owner. The title company however, has provided full endorsement coverage to the lender and has pointed out that, inasmuch as certain of the delinquent real estate taxes are over 20 years old, those taxes are, by statute, no longer due and payable.

Rep (18)(g)
N.E. 820 BUSINESS TOWER:
The borrower under the N.E. 820 Business Tower has a fee interest in the related mortgaged real property, however took a ground lease out on an ancillary, adjacent parcel of land for the use and benefit of a tenant for parking purposes .. The ground lease for such adjacent parcel of land was pledged by the borrower as additional collateral for the N.E. 820 Business Tower loan. Such ground lease does not have an original term that extends not less than 20 years beyond the stated maturity of the mortgage. The extensions are only until 2017 which is 5 years beyond maturity. However, the adjacent parcel is not necessary to comply with zoning requirements for parking and other legal requirements.

Rep (33)
CBL CENTER
Lender has no right to consent to transfers of interests in CBL & Associates Properties, Inc. or CBL & Associates Properties, Limited Partnership on public or private markets or through a merger or consolidation.

Rep (43)
QUAKER OATS BUILDING, FLEX 2, HARBOUR KEY APARTMENTS:
The guarantor for the non-recourse carve outs were executed in the case of the Quaker Oats Building, by Prudential Insurance Company of America , in the case of the Flex 2 property, by ACP Holdings Inc., and in the case of Harbour Key Apartments, Harbour Realty Advisors, Inc., in each case instead of an individual guarantor. In the case of the Quaker Oats Building loan, with respect to the non-recourse carve out for breaches of environmental laws or breaches of environmental covenants, the borrower is the sole indemnitor.

QUEENS PARK APARTMENTS AND WEST CHESTER APARTMENTS:
The Queens Park Apartments loan and West Chester Apartments loan are full recourse to the respective borrowers.

DEEP RUN MOBILE HOME PARK:
The guarantors for the non-recourse carve out for breaches of environmental laws or breaches of environmental covenants are First Deep Run Associates, Second Deep Run Associates and Fourth Deep Run Associates instead of an individual guarantor. Additionally, the individual guarantor for the other non-recourse carve outs is not liable upon bankruptcy of the borrower so long as the initial property owners retain title to the Deep Run Mobile Home Park loan.

CBL CENTER:
The borrower under the CBL Center loan is the sole indemnitor for the non-recourse carve out provisions.

INDIAN LOOKOUT:
Although there is an individual guarantor, the indemnity of such individual is conditional upon the corporate indemnitor failing to satisfy its net worth or liquidity thresholds and limited to the amount of $3,500,000. Additionally, the indemnitor for breaches of environmental laws or breaches of environmental covenants is Brisben Development, Inc. instead of an individual guarantor.

801 & 811 CROMWELL PARK DRIVE:
The indemnitor for breaches of environmental laws or breaches of environmental covenants is MIE Cromwell Joint Venture, LLP instead of an individual guarantor.

CARLL'S CORNER SHOPPING CENTER:
The borrower is the sole indemnitor for breaches of environmental laws or breaches of environmental covenants.

                                   EXHIBIT D-1

  FORM OF CERTIFICATE OF THE SECRETARY OR AN ASSISTANT SECRETARY OF THE SELLER

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-CPN1

          CERTIFICATE OF ASSISTANT SECRETARY OF COLUMN FINANCIAL, INC.


            I, _________________, hereby certify that I am a duly appointed ________________ Secretary of Column Financial, Inc. (the "Corporation"), a Delaware corporation, and further certify on behalf of the Corporation as follows:

            1. Attached hereto as Exhibit A are true and correct copies of the Certificate of Incorporation and By-Laws of the Corporation, which Certificate of Incorporation and By-Laws are, on the date hereof, and have been at all times since the formation of the Corporation, in full force and effect.

            2. Attached hereto as Exhibit B is a certificate of good standing of the Corporation issued by the Secretary of State of the State of Delaware within thirty (30) days of the date hereof, and no event (including, without limitation, any act or omission on the part of the Corporation) has occurred since the date thereof which has affected the good standing of the Corporation under the laws of the State of Delaware.

            3. The Board of Directors of the Corporation, by unanimous written consent dated March ___, 2003 (the "Resolutions"), authorized, among other things, all actions necessary to consummate transactions of the type contemplated by the Mortgage Loan Purchase Agreement dated as of March 1, 2003 (the "Mortgage Loan Purchase Agreement"), between the Corporation and Credit Suisse First Boston Mortgage Securities Corp., and to execute and deliver documents and/or instruments such as the Mortgage Loan Purchase Agreement and the Indemnification Agreement referred to therein. Attached hereto as Exhibit C is a true and correct copy of such Resolutions. The Resolutions have not been amended, modified, annulled or revoked since they were adopted, and are in full force and effect as of the date hereof, and the instruments authorized in the Resolutions were executed pursuant thereto and in compliance therewith.

            4. Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Corporation and his genuine signature is set forth opposite his name.

NAME                                OFFICE                      SIGNATURE
----                                ------                      ---------

Jeffrey A. Altabef              Vice President    ______________________________

Reese Mason                     Vice President    ______________________________


            Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage Loan Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of March ___, 2003.

                                           By:__________________________________
                                              Name:    _________________________
                                              Title:   _______________ Secretary

                                    EXHIBIT A

       CERTIFICATE OF INCORPORATION AND BY-LAWS OF COLUMN FINANCIAL, INC.


                                 [See attached.]

                                    EXHIBIT B

                      RESOLUTIONS OF COLUMN FINANCIAL, INC.

                                 [See attached.]

                                    EXHIBIT C

             CERTIFICATE OF GOOD STANDING OF COLUMN FINANCIAL, INC.

                                 [See attached.]

                                   EXHIBIT D-2

                      FORM OF CERTIFICATE OF THE SECRETARY

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-CPN1

                      CERTIFICATE OF COLUMN FINANCIAL, INC.


            In connection with the execution and delivery by Column Financial, Inc. ("Column") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of March 1, 2003 (the "Mortgage Loan Purchase Agreement"), between Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), as purchaser, and Column, as seller, and that certain Indemnification Agreement dated as of February 27, 2003 (the "Indemnification Agreement" and, together with the Mortgage Loan Purchase Agreement, the "Agreements"), between Column, CSFBMSC and Credit Suisse First Boston LLC and the other Underwriters, the undersigned hereby certifies on behalf of Column that (i) the representations and warranties of Column in the Agreements are true and correct in all material respects at and as of the date hereof (or, in the case of any particular representation or warranty set forth in Exhibit C to the Mortgage Loan Purchase Agreement, as of such other date provided for in such representation or warranty) with the same effect as if made on the date hereof; provided, however, that in the case of the representations and warranties set forth in Exhibit C to the Mortgage Loan Purchase Agreement, such representations and warranties are subject to the exceptions set forth in Schedule C-1 thereto and Section 18 thereof; and (ii) Column has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

            Certified this     day of March, 2003.

                                           COLUMN FINANCIAL, INC.


                                           By:__________________________________
                                              Name:    _________________________
                                              Title:   _________________________